Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended June 30, 2014

Boston Properties, Inc.

Second Quarter 2014

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Consolidated Joint Ventures	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties - Lease Expiration Roll Out	26
Grand Total - Office, Office/Technical and Retail Properties	27
Boston Lease Expiration Roll Out	28-29
New York Lease Expiration Roll Out	30-31
San Francisco Lease Expiration Roll Out	32-33
Washington, DC Lease Expiration Roll Out	34-35
CBD/Suburban Lease Expiration Roll Out	36-37
Hotel and Residential Performance	38
Same Property Occupancy Analysis	39
Same Property Performance	40
Reconciliation to Same Property Performance and Net Income	41-42
Leasing Activity	43
Capital Expenditures, Tenant Improvements and Leasing Commissions	44
Acquisitions/Dispositions	45
Value Creation Pipeline - Construction in Progress	46
Value Creation Pipeline - Land Parcels and Purchase Options	47
Definitions	48-50

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the uncertainties of investing in new markets, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

(Cover photo: 535 Mission Street, San Francisco, CA)

Boston Properties, Inc.

Second Quarter 2014

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in four markets: Boston, New York, San Francisco, and Washington, DC. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, three residential properties and five retail properties. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, successful mixed use complexes, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of 33 individuals averages 30 years of real estate experience and eighteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Executive Chairman; Owen D. Thomas, Chief Executive Officer; Douglas T. Linde, President; Raymond A. Ritchey, Executive Vice President, National Director of Acquisitions and Development; and Michael E. LaBelle, Senior Vice President, Chief Financial Officer. Our senior management team’s national reputation helps us attract business and investment opportunities. In addition, our other senior officers that serve as Regional Managers have strong reputations that assist in identifying and closing on new opportunities, having opportunities brought to us, and in negotiating with tenants and build-to-suit prospects. Additionally, Boston Properties’ Board of Directors consists of eleven distinguished members, the majority of whom serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the Company maintains consistent strategies that include the following:

•	concentrating on carefully targeted markets characterized by high barriers to the creation of new supply and strong real estate fundamentals where tenants have demonstrated a preference for high-quality office buildings and other facilities;

•	selectively acquiring assets which increase its penetration in these targeted markets;

•	taking on complex, technically-challenging development projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties;

•	exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise;

•	pursuing on a selective basis the sale of properties or interests therein to either take advantage of the demand for its premier properties and realize the value created and/or pare from the portfolio of properties that have slower future growth potential; and

•	continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of June 30, 2014)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, New York, San Francisco and Washington, DC
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	180
Total Square Feet (includes unconsolidated joint ventures and structured parking)	62.4 million
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding Outperformance Plan and Multi-Year Long-Term Incentive Program Units)	171.1 million
Dividend - Quarter/Annualized	$0.65/$2.60
Dividend Yield	2.20%
Total Adjusted Market Capitalization (1)	$30.4 billion
Senior Debt Ratings (2)	Baa2 (Moody’s); BBB+ (Fitch); A- (S&P)

(1)	For disclosures relating to our definition of Total Adjusted Market Capitalization, see page 48.
(2)	On July 22, 2014, the Company’s rating was upgraded to BBB+ (stable) from BBB (stable) by Fitch Ratings.

Boston Properties, Inc.

Second Quarter 2014

INVESTOR INFORMATION

Board of Directors		Management

Mortimer B. Zuckerman

Executive Chairman

Owen D. Thomas

Chief Executive Officer and

Director

Douglas T. Linde

President and Director

Carol B. Einiger

Director

Dr. Jacob A. Frenkel

Director, Chair of Nominating & Corporate Governance Committee

Joel I. Klein

Director

Matthew J. Lustig Director Alan J. Patricof Director, Chair of Audit Committee Ivan G. Seidenberg Lead Director Martin Turchin Director David A. Twardock Director, Chair of Compensation Committee

Raymond A. Ritchey

Executive Vice President, National Director

of Acquisitions & Development

Michael E. LaBelle

Senior Vice President, Chief Financial Officer

Peter D. Johnston

Senior Vice President and Regional

Manager of Washington, DC

Bryan J. Koop

Senior Vice President and Regional

Manager of Boston

Robert E. Pester

Senior Vice President and Regional

Manager of San Francisco

John F. Powers

Senior Vice President and Regional

Manager of New York

Frank D. Burt

Senior Vice President, General Counsel

Michael R. Walsh

Senior Vice President, Finance

Lori W. Silverstein

Vice President, Controller

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires

800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	BXP Stock Exchange Listing New York Stock Exchange	Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com

Inquiries should be directed to

Michael Walsh, Senior Vice President, Finance

at 617.236.3410 or

mwalsh@bostonproperties.com

Arista Joyner, Investor Relations Manager

at 617.236.3343 or

ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)
Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q2 2014	Q1 2014	Q4 2013	Q3 2013	Q2 2013
High Closing Price	$121.95	$114.53	$109.64	$111.35	$114.59
Low Closing Price	$114.45	$100.39	$98.46	$98.27	$100.50
Average Closing Price	$118.07	$109.07	$103.44	$105.81	$108.58
Closing Price, at the end of the quarter	$118.18	$114.53	$100.37	$106.90	$105.47
Dividends per share	$0.65	$0.65	$0.65	$0.65	$0.65
Special dividends per share	—	—	$2.25	—	—

Total dividends	$0.65	$0.65	$2.90	$0.65	$0.65

Closing dividend yield - annualized (1)	2.20%	2.27%	2.59%	2.43%	2.47%
Closing common shares outstanding, plus preferred shares and common, preferred and LTIP units on an as-converted basis (but excluding Outperformance Plan and Multi-Year Long-Term Incentive Program Units) (thousands) (2)	171,063	171,029	170,896	170,897	170,896
Closing market value of outstanding shares and units (thousands)	$20,434,232	$19,805,957	$17,370,837	$18,486,904	$18,285,486

(1)	Excludes the special dividend of $2.25 per share paid on January 29, 2014.
(2)	For additional detail, see page 12.

Timing
Quarterly results for the next four quarters will be announced according to the following schedule:
Third Quarter, 2014	Tentatively October 28, 2014
Fourth Quarter, 2014	Tentatively January 27, 2015
First Quarter, 2015	Tentatively April 28, 2015
Second Quarter, 2015	Tentatively July 28, 2015

Boston Properties, Inc.

Second Quarter 2014

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage	Rating Agencies
Lucy Moore	Steve Sakwa / Gabe Hilmoe	Scott Frost	Stephen Boyd
Argus Research Company	ISI Group	Bank of America Merrill Lynch	Fitch Ratings
646.747.5456	212.446.9462 / 212.446.9459	646.855.8078	212.908.9153

Jeffrey Spector / Jamie Feldman	Omotayo Okusanya	Thomas Cook	Chris Wimmer
Bank of America Merrill Lynch	Jefferies & Co.	Citi Investment Research	Moody’s Investors Service
212.449.6329 / 212.449.6339	212.336.7076	212.723.1112	212.553.2947

Ross Smotrich	Anthony Paolone	John Giordano	Lisa Sarajian
Barclays Capital	J.P. Morgan Securities	Credit Suisse Securities	Standard & Poor’s
212.526.2306	212.622.6682	212.538.4935	212.438.2597

David Toti / Evan Smith	Jordan Sadler	Ron Perotta
Cantor Fitzgerald	KeyBanc Capital Markets	Goldman Sachs
212.829.5224 / 215.915.1220	917.368.2280	212.702.7885

Michael Bilerman / Emmanuel Korchman	Vance Edelson	Mark Streeter
Citigroup Global Markets	Morgan Stanley	J.P. Morgan Securities
212.816.1383 / 212.816.1382	212.761.4000	212.834.5086

James Sullivan / Tom Catherwood	Rich Moore / Mike Carroll	Thierry Perrein / Jason Jones
Cowen and Company	RBC Capital Markets	Wells Fargo
646.562.1380 / 646.562.1382	440.715.2646 / 440.715.2649	704.715.8455 / 704.715.7932

Vin Chao / Venkat Kommineni	David Rodgers / Matthew Spencer
Deutsche Bank Securities	RW Baird
212.250.6799 / 212.250.6090	216.737.7341 / 414.298.5053

Sheila McGrath / Nathan Crossett	Alexander Goldfarb / Andrew Schaffer
Evercore Partners	Sandler O’Neill & Partners
212.497.0882 / 212.497.0870	212.466.7937 / 212.466.8062

Brad Burke	John Guinee / Erin Aslakson
Goldman Sachs	Stifel, Nicolaus & Company
917.343.2082	443.224.1307 / 443.224.1350

Jed Reagan	Ross Nussbaum / Nick Yulico
Green Street Advisors	UBS Securities
949.640.8780	212.713.2484 / 212.713.3402

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Second Quarter 2014

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9-11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 48-50.

	Three Months Ended
	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13
Selected Items:

Revenue	$589,794	$574,694	$576,199	$571,481	$510,033
Straight-line rent (1)	$10,672	$8,140	$15,936	$14,837	$16,142
Fair value lease revenue (1) (2)	$7,425	$7,501	$7,202	$7,073	$13,286
Revenue from residential properties	$6,298	$5,682	$5,606	$5,493	$5,484
Company share of funds from operations from unconsolidated joint ventures	$7,820	$7,400	$7,467	$7,951	$20,991
Lease termination fees (included in revenue) (1)	$1,027	$1,119	$664	$1,380	$288
Ground rent expense (3)	$4,984	$4,986	$5,004	$5,016	$5,006
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	$—	$2,438	$4,971	$4,888	$6,035
Fair value interest adjustment (1)	$7,630	$7,583	$7,512	$7,491	$1,918
Capitalized interest	$14,877	$17,709	$17,900	$17,398	$18,436
Capitalized wages	$4,103	$3,547	$4,113	$3,147	$2,784
Operating Margins [(rental revenue - rental expense)/rental revenue] (4)	66.5%	65.1%	66.3%	66.2%	66.3%
Gains (losses) from early extinguishments of debt	$—	$—	$—	$(30)	$152
Net income attributable to Boston Properties, Inc. common shareholders	$76,527	$54,034	$88,719	$152,677	$452,417
Funds from operations (FFO) attributable to Boston Properties, Inc.	$207,010	$183,844	$197,605	$197,859	$195,415
FFO per share - diluted	$1.35	$1.20	$1.29	$1.29	$1.28
Net income attributable to Boston Properties, Inc. per share - basic	$0.50	$0.35	$0.58	$1.00	$2.95
Net income attributable to Boston Properties, Inc. per share - diluted	$0.50	$0.35	$0.58	$1.00	$2.94
Dividends per common share (5)	$0.65	$0.65	$2.90	$0.65	$0.65
Funds available for distribution to common shareholders and common unitholders (FAD) (6)	$182,940	$166,782	$159,466	$152,714	$170,045

Ratios:

Interest Coverage Ratio (excluding capitalized interest) - cash basis (7)	3.12	2.96	2.93	2.87	3.16
Interest Coverage Ratio (including capitalized interest) - cash basis (7)	2.76	2.56	2.55	2.51	2.66
FFO Payout Ratio (8)	48.15%	54.17%	50.39%	50.39%	50.78%
FAD Payout Ratio (9)	60.66%	66.36%	69.35%	72.23%	64.87%

	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13
Capitalization:
Common Stock Price @ Quarter End	$118.18	$114.53	$100.37	$106.90	$105.47
Equity Value @ Quarter End	$20,434,232	$19,805,957	$17,370,837	$18,486,904	$18,285,486
Total Consolidated Debt	$10,558,609	$10,577,135	$11,341,508	$11,354,369	$11,365,545
Total Consolidated Market Capitalization	$30,992,841	$30,383,092	$28,712,345	$29,841,273	$29,651,031
Total Consolidated Debt/Total Consolidated Market Capitalization (10)	34.07%	34.81%	39.50%	38.05%	38.33%

BXP’s Share of Unconsolidated Joint Venture Debt	$328,711	$328,869	$329,188	$328,373	$326,714
Less:
Partners’ Share of Consolidated Debt	$872,839	$878,265	$883,655	$889,008	$894,341
Total Adjusted Debt	$10,014,481	$10,027,739	$10,787,041	$10,793,734	$10,797,918
Total Adjusted Market Capitalization (11)	$30,448,713	$29,833,696	$28,157,878	$29,280,638	$29,083,404
Total Adjusted Debt/Total Adjusted Market Capitalization (11) (12)	32.89%	33.61%	38.31%	36.86%	37.13%

(1)	Includes the Company’s share of consolidated and unconsolidated joint venture amounts.
(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(3)	Includes non-cash straight-line adjustments to ground rent. See page 11 for the straight-line adjustments to the ground rent expense.
(4)	Rental expense consists of operating expenses, real estate taxes and ground rent expense. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $17,003, $15,996, $15,473, $17,524 and $14,916 for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.
(5)	For the three months ended December 31, 2013, dividends per share includes the $2.25 per common share special dividend paid on January 29, 2014.
(6)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.
(7)	For additional detail, see page 11.
(8)	FFO Payout Ratio is defined as dividends per share to common shareholders divided by FFO per share. For the three months ended December 31, 2013, excludes the $2.25 per share special dividend paid on January 29, 2014 to shareholders of record as of the close of business on December 31,2013.
(9)	FAD Payout Ratio is defined as distributions to common shareholders and unitholders divided by FAD. For the three months ended December 31, 2013, excludes the $2.25 per share special distribution paid on January 29, 2014 to shareholders of record as of the close of business on December 31,2013. For additional information, see page 11.
(10)	For disclosures related to our definition of Total Consolidated Debt to Total Consolidated Market Capitalization Ratio, see page 48.
(11)	For additional detail, see page 12.
(12)	For disclosures related to our definition of Total Adjusted Debt to Total Adjusted Market Capitalization Ratio, see page 48.

Boston Properties, Inc.

Second Quarter 2014

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13
ASSETS
Real estate	$17,680,555	$17,258,665	$17,158,210	$17,105,492	$17,059,235
Construction in progress (1)	1,309,781	1,564,821	1,523,179	1,502,017	1,483,114
Land held for future development	273,587	300,498	297,376	295,370	290,085
Less accumulated depreciation	(3,368,974)	(3,263,208)	(3,161,571)	(3,076,280)	(2,996,520)

Total real estate	15,894,949	15,860,776	15,817,194	15,826,599	15,835,914
Cash and cash equivalents	1,036,576	1,179,573	2,365,137	1,641,275	1,608,731
Cash held in escrows	59,248	54,240	57,201	53,499	54,829
Marketable securities	18,927	18,026	16,641	15,377	14,226
Tenant and other receivables, net	51,348	37,812	59,464	55,393	66,039
Accrued rental income, net	673,587	661,730	651,603	641,041	625,654
Deferred charges, net	853,924	861,567	884,450	918,798	939,675
Prepaid expenses and other assets	133,035	178,488	184,477	238,688	179,741
Investments in unconsolidated joint ventures	176,939	127,356	126,084	129,038	137,975

Total assets	$18,898,533	$18,979,568	$20,162,251	$19,519,708	$19,462,784

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$4,411,453	$4,430,110	$4,449,734	$4,468,069	$4,484,657
Unsecured senior notes, net of discount	5,836,729	5,836,290	5,835,854	5,835,424	5,834,973
Unsecured exchangeable senior notes, net of discount	—	—	744,880	739,536	734,278
Unsecured line of credit	—	—	—	—	—
Mezzanine notes payable	310,427	310,735	311,040	311,340	311,637
Related party notes payable	180,000	180,000	180,000	180,000	180,000
Accounts payable and accrued expenses	216,080	218,028	202,470	215,778	212,998
Dividends and distributions payable	112,420	114,799	497,242	112,470	112,425
Accrued interest payable	156,024	178,651	167,523	181,310	141,676
Other liabilities	539,716	556,772	578,969	567,464	556,730

Total liabilities	11,762,849	11,825,385	12,967,712	12,611,391	12,569,374

Commitments and contingencies	—	—	—	—	—

Noncontrolling interests:
Redeemable preferred units of the Operating Partnership	18,006	51,312	51,312	67,806	110,876

Redeemable interest in property partnership	103,778	100,327	99,609	98,649	98,162

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $0.01 par value, 50,000,000 shares authorized; 5.25% Series B cumulative redeemable preferred stock, $0.01 par value, liquidation preference $2,500 per share, 92,000 shares authorized, 80,000 shares issued and outstanding	200,000	200,000	200,000	200,000	200,000
Common stock, $0.01 par value, 250,000,000 shares authorized, 153,092,574, 153,017,311, 152,983,101, 152,390,595 and 152,384,740 outstanding, respectively	1,531	1,530	1,530	1,524	1,524
Additional paid-in capital	5,679,578	5,668,230	5,662,453	5,250,174	5,246,243
Earnings (dividends) in excess of dividends (earnings)	(176,929)	(153,979)	(108,552)	246,206	192,492
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(10,429)	(10,989)	(11,556)	(12,122)	(12,689)

Total stockholders’ equity attributable to Boston Properties, Inc.	5,691,029	5,702,070	5,741,153	5,683,060	5,624,848
Noncontrolling interests:
Common units of the Operating Partnership	601,775	575,381	576,333	577,173	570,135
Property partnerships	721,096	725,093	726,132	481,629	489,389

Total equity	7,013,900	7,002,544	7,043,618	6,741,862	6,684,372

Total liabilities and equity	$18,898,533	$18,979,568	$20,162,251	$19,519,708	$19,462,784

(1)	Represents the portion of the Company’s consolidated development projects that qualifies for interest capitalization. Such portion generally excludes intangible assets.

Boston Properties, Inc.

Second Quarter 2014

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13
Revenue
Rental
Base Rent	$463,239	$455,018	$453,538	$449,636	$399,192
Recoveries from tenants	81,382	81,934	79,586	80,718	68,321
Parking and other	26,300	24,333	25,174	25,000	23,547

Total rental revenue	570,921	561,285	558,298	555,354	491,060
Hotel revenue	12,367	8,193	10,269	10,652	11,118
Development and management services	6,506	5,216	7,632	5,475	7,855

Total revenue	589,794	574,694	576,199	571,481	510,033

Expenses
Operating (1)	110,239	114,455	108,147	108,668	97,914
Real estate taxes	92,407	91,933	90,441	90,620	78,104
Hotel operating	7,315	6,797	7,488	6,580	7,335
General and administrative (1) (2)	23,271	29,905	20,656	24,841	24,316
Transaction costs	661	437	—	766	535
Depreciation and amortization	154,628	154,270	154,475	153,253	133,456

Total expenses	388,521	397,797	381,207	384,728	341,660

Operating income	201,273	176,897	194,992	186,753	168,373
Other income (expense)
Income from unconsolidated joint ventures (3)	2,834	2,816	2,834	14,736	48,783
Gains on consolidation of joint ventures (4)	—	—	—	(1,810)	387,801
Interest and other income	2,109	1,311	1,664	3,879	1,296
Gains from investments in securities (2)	662	286	1,039	956	181
Interest expense (5)	(110,977)	(113,554)	(121,134)	(122,173)	(103,140)
Gains (losses) from early extinguishments of debt	—	—	—	(30)	152

Income from continuing operations	95,901	67,756	79,395	82,311	503,446
Discontinued operations
Income from discontinued operations	—	—	536	1,677	3,315
Gains on sales of real estate from discontinued operations	—	—	26,381	86,448	—

Net income	95,901	67,756	106,312	170,436	506,761
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(7,553)	(4,354)	(2,271)	3,279	219
Noncontrolling interest - redeemable preferred units of the Operating Partnership	(320)	(619)	(2,661)	(1,082)	(1,123)
Noncontrolling interest - common units of the Operating Partnership (6)	(8,883)	(6,160)	(7,302)	(8,339)	(50,489)
Noncontrolling interest in discontinued operations - common units of the Operating Partnership (6)	—	—	(2,713)	(8,970)	(333)

Net income attributable to Boston Properties, Inc.	79,145	56,623	91,365	155,324	455,035
Preferred dividends	(2,618)	(2,589)	(2,646)	(2,647)	(2,618)

Net income attributable to Boston Properties, Inc. common shareholders	$76,527	$54,034	$88,719	$152,677	$452,417

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income attributable to Boston Properties, Inc. per share-basic	$0.50	$0.35	$0.58	$1.00	$2.95

Net income attributable to Boston Properties, Inc. per share-diluted	$0.50	$0.35	$0.58	$1.00	$2.94

(1)	Beginning in the third quarter of 2013, the Company revised the presentation of costs to operate its San Francisco and Princeton regional offices. These expenses, which totaled approximately $1.6 million, $1.8 million, $2.1 million, $2.0 million and $2.1 million for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively, were previously included in Operating Expenses and are now included in General and Administrative Expenses for all periods presented.
(2)	Gains from investments in securities includes $662, $286, $1,039, $956 and $181 and general and administrative expense includes $(662), $(306), $(1,055), $(941) and $(176) for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively, related to the Company’s deferred compensation plan.
(3)	For the three months ended September 30, 2013, includes the gain on sale of Eighth Avenue and 46th Street totaling approximately $11.3 million and an adjustment to the gain on sale of 125 West 55th Street totaling approximately $(0.1) million. For the three months ended June 30, 2013, includes the gain on sale of 125 West 55th Street totaling approximately $43.3 million.
(4)	For the three months ended September 30, 2013, the gains on consolidation of joint ventures consisted of adjustments to the gains from (1) 767 Fifth Avenue (The GM Building) totaling approximately $(3.9) million and (2) the Company’s Value-Added Fund’s Mountain View properties totaling approximately $2.1 million. For the three months ended June 30, 2013, the gains on consolidation of joint ventures consisted of (1) 767 Fifth Avenue totaling approximately $363.4 million and (2) the Company’s Value-Added Fund’s Mountain View properties totaling approximately $24.4 million.
(5)	For the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, interest expense includes $6,965, $6,940, $6,906, $6,873 and $2,265, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company’s share of the interest expense on its loan to the joint venture eliminates in consolidation.
(6)	Equals noncontrolling interest—common units of the Operating Partnership’s share of 10.16%, 9.90%, 9.89%, 9.94% and 10.06% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.

Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

Boston Properties, Inc.

Second Quarter 2014

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13
Net income attributable to Boston Properties, Inc. common shareholders	$76,527	$54,034	$88,719	$152,677	$452,417
Add:
Preferred dividends	2,618	2,589	2,646	2,647	2,618
Noncontrolling interest in discontinued operations - common units of the Operating Partnership	—	—	2,713	8,970	333
Noncontrolling interest - common units of the Operating Partnership	8,883	6,160	7,302	8,339	50,489
Noncontrolling interest - redeemable preferred units of the Operating Partnership	320	619	2,661	1,082	1,123
Noncontrolling interests in property partnerships	7,553	4,354	2,271	(3,279)	(219)
Less:
Income from discontinued operations	—	—	536	1,677	3,315
Gains on sales of real estate from discontinued operations	—	—	26,381	86,448	—

Income from continuing operations	95,901	67,756	79,395	82,311	503,446
Add:
Real estate depreciation and amortization (1)	159,272	158,514	159,706	158,274	149,817
Income from discontinued operations	—	—	536	1,677	3,315
Less:
Gains on sales of real estate included within income from unconsolidated joint ventures (2)	—	—	—	11,174	43,327
Gains on consolidation of joint ventures (3)	—	—	—	(1,810)	387,801
Noncontrolling interests in property partnerships’ share of funds from operations	21,825	19,023	16,994	9,462	4,436
Noncontrolling interest - redeemable preferred units of the Operating Partnership (4)	320	619	694	1,082	1,123
Preferred dividends	2,618	2,589	2,646	2,647	2,618

Funds from operations (FFO) attributable to the Operating Partnership	230,410	204,039	219,303	219,707	217,273
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	23,400	20,195	21,698	21,848	21,858

FFO attributable to Boston Properties, Inc. (5)	$207,010	$183,844	$197,605	$197,859	$195,415

FFO per share - basic	$1.35	$1.20	$1.29	$1.30	$1.29

Weighted average shares outstanding - basic	153,078	153,030	152,798	152,407	151,938

FFO per share - diluted	$1.35	$1.20	$1.29	$1.29	$1.28

Weighted average shares outstanding - diluted	153,623	154,043	153,900	153,999	153,797

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $154,628, $154,270, $154,475, $153,253 and $133,456, our share of unconsolidated joint venture real estate depreciation and amortization of $4,986, $4,584, $4,633, $4,389 and $15,535, and depreciation and amortization from discontinued operations of $0, $0, $934, $940 and $1,148, less corporate related depreciation of $342, $340, $336, $308 and $322 for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.
(2)	For the three months ended September 30, 2013, consists of the portion of income from unconsolidated joint ventures related to the gain on sale of Eighth Avenue and 46th Street totaling approximately $11.3 million and an adjustment to the gain on sale of 125 West 55th Street totaling approximately $(0.1) million. For the three months ended June 30, 2013, consists of the portion of income from unconsolidated joint ventures related to the gain on sale of 125 West 55th Street totaling approximately $43.3 million.
(3)	For the three months ended September 30, 2013, the gains on consolidation of joint ventures consisted of adjustments to the gains from (1) 767 Fifth Avenue totaling approximately $(3.9) million and (2) the Company’s Value-Added Fund’s Mountain View properties totaling approximately $2.1 million. For the three months ended June 30, 2013, the gains on consolidation of joint ventures consisted of (1) 767 Fifth Avenue totaling approximately $363.4 million and (2) the Company’s Value-Added Fund’s Mountain View properties totaling approximately $24.4 million.
(4)	For the three months ended December 31, 2013, excludes approximately $2.0 million of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the $2.25 per share special dividend.
(5)	Based on weighted average basic shares for the quarter. The Company’s share for the quarter ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013 was 89.84%, 90.10%, 90.11%, 90.06% and 89.94%, respectively.

Boston Properties, Inc.

Second Quarter 2014

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	June 30, 2014		March 31, 2014		December 31, 2013		September 30, 2013		June 30, 2013
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)

Basic FFO	$230,410	170,382	$204,039	169,841	$219,303	169,576	$219,707	169,236	$217,273	168,933
Effect of Dilutive Securities
Convertible Preferred Units (1)	230	385	530	874	603	968	850	1,307	818	1,307
Stock based compensation and exchangeable senior notes	—	160	—	139	—	134	—	285	—	552

Diluted FFO	$230,640	170,927	$204,569	170,854	$219,906	170,678	$220,557	170,828	$218,091	170,792

Less:
Noncontrolling interest—common units of the Operating Partnership’s share of diluted funds from operations	23,349	17,304	20,128	16,811	21,617	16,778	21,728	16,829	21,702	16,995

Company’s share of diluted FFO (2)	$207,291	153,623	$184,441	154,043	$198,289	153,900	$198,829	153,999	$196,389	153,797

FFO per share - basic	$1.35		$1.20		$1.29		$1.30		$1.29

FFO per share - diluted	$1.35		$1.20		$1.29		$1.29		$1.28

(1)	For the three months ended December 31, 2013, excludes approximately $2.0 million of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the $2.25 per share special dividend.
(2)	Based on weighted average diluted shares for the quarter. The Company’s share for the quarter ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013 was 89.88%, 90.16%, 90.17%, 90.15% and 90.05%, respectively.

Boston Properties, Inc.

Second Quarter 2014

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13
Basic FFO (see page 9)	$230,410	$204,039	$219,303	$219,707	$217,273
2nd generation tenant improvements and leasing commissions	(22,690)	(25,336)	(28,132)	(46,722)	(20,311)
Straight-line rent (1)	(10,672)	(8,140)	(15,936)	(14,837)	(16,142)
Lease transaction costs which qualify as rent inducements (2)	1,605	2,849	4,904	2,429	2,346
Recurring capital expenditures	(9,654)	(7,694)	(19,913)	(11,839)	(12,856)
Fair value interest adjustment (1)	(7,630)	(7,583)	(7,512)	(7,491)	(1,918)
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	—	2,438	4,971	4,888	6,035
Fair value lease revenue (1) (3)	(7,425)	(7,501)	(7,202)	(7,073)	(13,286)
Hotel improvements, equipment upgrades and replacements	(495)	(1,557)	(715)	(206)	(1,006)
Straight-line ground rent expense adjustment (4)	1,708	1,747	1,785	1,785	1,785
Non real estate depreciation	342	340	336	308	322
Stock-based compensation	6,519	10,380	6,154	6,537	6,681
Non-cash (gains) from early extinguishments of debt	—	—	—	—	(264)
Non-cash termination adjustment (including fair value lease amounts)	118	—	—	999	(3)
Partners' share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions	804	2,800	1,423	4,229	1,389

Funds available for distribution to common shareholders and common unitholders (FAD)	$182,940	$166,782	$159,466	$152,714	$170,045

Interest Coverage Ratios
(in thousands, except for ratio amounts)

	Three Months Ended
	30-Jun-14	31-Mar-14	31-Dec-13	30-Sep-13	30-Jun-13
Income from continuing operations	$95,901	$67,756	$79,395	$82,311	$503,446
Interest expense	110,977	113,554	121,134	122,173	103,140
Depreciation and amortization expense	154,628	154,270	154,475	153,253	133,456
Depreciation and amortization expense from unconsolidated joint ventures	4,986	4,584	4,633	4,389	15,535
Gains on sales of real estate included within income from unconsolidated joint ventures	—	—	—	(11,174)	(43,327)
Gains on consolidation of joint ventures	—	—	—	1,810	(387,801)
Depreciation and amortization expense - discontinued operations	—	—	934	940	1,148
Income from discontinued operations	—	—	536	1,677	3,315
Non-cash (gains) from early extinguishments of debt	—	—	—	—	(264)
Non-cash termination adjustment (including fair value lease amounts)	118	—	—	999	(3)
Stock-based compensation	6,519	10,380	6,154	6,537	6,681
Straight-line ground rent expense adjustment (4)	1,708	1,747	1,785	1,785	1,785
Straight-line rent (1)	(10,672)	(8,140)	(15,936)	(14,837)	(16,142)
Lease transaction costs which qualify as rent inducements (2)	1,605	2,849	4,904	2,429	2,346
Fair value lease revenue (1) (3)	(7,425)	(7,501)	(7,202)	(7,073)	(13,286)

Subtotal	358,345	339,499	350,812	345,219	310,029

Excluding Capitalized Interest
Divided by:

Adjusted interest expense (5) (6) (7) (8)	114,852	114,824	119,569	120,166	97,965

Interest Coverage Ratio	3.12	2.96	2.93	2.87	3.16

Including Capitalized Interest
Divided by:

Adjusted interest expense (5) (6) (7) (8) (9)	129,729	132,533	137,469	137,564	116,401
Interest Coverage Ratio	2.76	2.56	2.55	2.51	2.66

(1)	Includes the Company's share of consolidated and unconsolidated joint venture amounts.
(2)	Consists of lease transaction costs which qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions.
(3)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(4)	For additional information, see page 6.
(5)	Excludes the impact of the ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment of $0, $2,438, $4,971, $4,888 and $6,035 for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.
(6)	Excludes amortization of financing costs of $1,913, $2,026, $2,259, $2,779 and $2,240 for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.
(7)	Excludes interest expense of $6,965, $6,940, $6,906, $6,873 and $2,265 for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively, consisting of the interest expense on the partner loans for the 767 Fifth Avenue (the GM Building) consolidated joint venture, which amount is allocated to the partners within noncontrolling interests in property partnerships. The Company's share of the interest expense on its loan to the joint venture eliminates in consolidation.
(8)	Excludes fair value interest adjustment of $12,753, $12,674, $12,571, $12,533 and $5,365 for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.
(9)	Includes capitalized interest of $14,877, $17,709, $17,900, $17,398 and $18,436 for the three months ended June 30, 2014, March 31, 2014, December 31, 2013, September 30, 2013 and June 30, 2013, respectively.

Boston Properties, Inc.

Second Quarter 2014

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal
June 30, 2014
Mortgage Notes Payable	$4,246,324
Mezzanine Notes Payable	306,000
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	5,850,000

Total Debt	10,402,324
Fair Value Adjustment on Mortgage Notes Payable	165,129
Fair Value Adjustment on Mezzanine Notes Payable	4,427
Discount on Unsecured Senior Notes	(13,271)

Total Consolidated Debt	$10,558,609

Boston Properties Limited Partnership Unsecured Senior Notes
Settlement Date	6/27/2013	4/11/2013	6/11/2012	11/10/2011	11/18/2010	4/19/2010	10/9/2009	5/22/2003	3/18/2003	Total/Average
Original Principal Amount	$700,000	$500,000	$1,000,000	$850,000	$850,000	$700,000	$700,000	$250,000	$300,000	$5,850,000
Principal Amount at Quarter End	$700,000	$500,000	$1,000,000	$850,000	$850,000	$700,000	$700,000	$250,000	$300,000	$5,850,000
Yield (on issue date)	3.916%	3.279%	3.954%	3.853%	4.289%	5.708%	5.967%	5.194%	5.693%	4.52%
Coupon	3.800%	3.125%	3.850%	3.700%	4.125%	5.625%	5.875%	5.000%	5.625%	4.40%
Public Offering Price	99.694%	99.379%	99.779%	99.767%	99.260%	99.891%	99.931%	99.329%	99.898%	99.68%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	A-(stable)	A-(stable)	A-(stable)	A-(stable)	A-(stable)	A-(stable)	A-(stable)	A-(stable)	A-(stable)
Fitch (1)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)	BBB+ (stable)
Maturity Date	2/1/2024	9/1/2023	2/1/2023	11/15/2018	5/15/2021	11/15/2020	10/15/2019	6/1/2015	4/15/2015
Discount	$1,949	$2,789	$1,835	$1,293	$4,416	$506	$291	$144	$48	$13,271

Unsecured Senior Notes, net of discount	$698,051	$497,211	$998,165	$848,707	$845,584	$699,494	$699,709	$249,856	$299,952	$5,836,729

Equity

(in thousands)

	Shares/Units	Common
	Outstanding	Stock		Equivalent
	as of 06/30/2014	Equivalents		Value (2)
Common Stock	153,093	153,093	(3)	$18,092,531
Common Operating Partnership Units	17,970	17,970	(4)	2,123,695
Series Four Preferred Operating Partnership Units	360	—		18,006	(5)
5.25% Series B Cumulative Redeemable Preferred Stock	80	—		200,000	(6)

Total Equity		171,063		$20,434,232

Total Consolidated Debt				$10,558,609

Total Consolidated Market Capitalization				$30,992,841

BXP’s share of Unconsolidated Joint Venture Debt				$328,711
Less:
Partners’ Share of Consolidated Debt				$872,839
Total Adjusted Debt (7)				$10,014,481

Total Adjusted Market Capitalization (7)				$30,448,713

(1)	On July 22, 2014, the Company’s rating was upgraded to BBB+ (stable) from BBB (stable).
(2)	Values based on June 30, 2014 closing price of $118.18 per share of common stock, except for the Series Four Preferred Operating Partnership Units which have been valued at the liquidation preference of $50.00 per unit (see Note 5 below) and the shares of Series B Cumulative Redeemable Preferred Stock which have been valued at the liquidation preference of $2,500.00 per share (see Note 6 below).
(3)	Includes 60 shares of restricted stock.
(4)	Includes 1,512 long-term incentive plan units, but excludes an aggregate of 1,193 Outperformance Plan Units and Multi-Year Long-Term Incentive Program Units.
(5)	In connection with the acquisition of 680 Folsom Street in San Francisco on August 29, 2012, the Company’s Operating Partnership issued 1,588 Series Four Preferred Units to the contributors as a portion of the consideration paid. The Series Four Preferred Units are not convertible into or exchangeable for any common equity of the Company or Operating Partnership, have a per unit liquidation preference of $50.00 and are entitled to receive quarterly distributions of $0.25 per unit (or an annual rate of 2%). On August 31, 2012, a holder redeemed 366 Series Four Preferred Units for cash totaling approximately $18.3 million. On August 29, 2013, the Company’s Operating Partnership redeemed 861 Series Four Preferred Units for cash totaling approximately $43.1 million. On May 19, 2014, the Company released to the holders 320 Series Four Preferred Units, which units were subject to a security interest under a pledge agreement between the holders and the Operating Partnership. On June 26, 2014, the Company notified the holders that it had elected to redeem such Series Four Preferred Units on July 3, 2014 at the redemption price of $50 per unit, plus accrued and unpaid distributions. On July 3, 2014, the Company redeemed such units for cash totaling approximately $16.0 million. The Company’s Operating Partnership currently has 40 Series Four Preferred Units outstanding subject to the security interest under the pledge agreement.
(6)	On March 27, 2013, the Company completed an underwritten public offering of 80,000 shares (8,000,000 depositary shares, each representing 1/100th of a share) of the Company’s 5.25% Series B Cumulative Redeemable Preferred Stock, issued at a price of $2,500.00 per share ($25.00 per depositary share). On or after March 27, 2018, the Company, at its option, may redeem the Series B Preferred Stock for a cash redemption price of $2,500.00 per share ($25.00 per depositary share), plus all accrued and unpaid dividends. The Series B Preferred Stock is not redeemable by the holders, has no maturity date and is not convertible into any other security of the Company or its affiliates.
(7)	For disclosures relating to our definition of Total Adjusted Debt and Total Adjusted Market Capitalization, see page 48.

Boston Properties, Inc.

Second Quarter 2014

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

as of June 30, 2014

(in thousands)

	2014	2015	2016	2017	2018	Thereafter	Total
Floating Rate Debt
Mortgage Notes Payable	$—	$—	$—	$—	$—	$—	$—
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$—	$—	$—	$—	$—	$—	$—

Fixed Rate Debt

Mortgage Notes Payable	$75,553	$26,182	$608,879	$2,821,750	$18,633	$695,327	$4,246,324
Fair Value Adjustment	26,417	53,888	50,632	34,192	—	—	165,129

Mortgage Notes Payable	101,970	80,070	659,511	2,855,942	18,633	695,327	4,411,453

Mezzanine Notes Payable	—	—	—	306,000	—	—	306,000
Fair Value Adjustment	631	1,314	1,389	1,093	—	—	4,427

	631	1,314	1,389	307,093	—	—	310,427

Unsecured Senior Notes, Face Amount	—	550,000	—	—	850,000	4,450,000	5,850,000
Discount Amortization	(933)	(1,686)	(1,681)	(1,749)	(1,774)	(5,448)	(13,271)

Unsecured Senior Notes	(933)	548,314	(1,681)	(1,749)	848,226	4,444,552	5,836,729

Total Fixed Debt	$101,668	$629,698	$659,219	$3,161,286	$866,859	$5,139,879	$10,558,609

Total Consolidated Debt	$101,668	$629,698	$659,219	$3,161,286	$866,859	$5,139,879	$10,558,609

GAAP Weighted Average Floating Rate Debt	—	—	—	—	—	—	—
GAAP Weighted Average Fixed Rate Debt	5.63%	5.48%	5.30%	4.06%	3.89%	4.59%	4.46%

Total GAAP Weighted Average Rate	5.63%	5.48%	5.30%	4.06%	3.89%	4.59%	4.46%

Total Stated Weighted Average Rate	5.60%	5.40%	6.43%	5.76%	3.77%	4.51%	5.01%

Unsecured Debt

Unsecured Line of Credit - Matures July 26, 2018

(in thousands)

			Remaining
	Outstanding	Letters of	Capacity
Facility	at 06/30/2014	Credit	at 06/30/2014
$1,000,000	$—	$9,929	$990,071

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	58.02%	4.44%	4.52%	6.5 years
Secured Debt	41.98%	5.72%	4.39%	3.6 years

Total Consolidated Debt	100.00%	5.01%	4.46%	5.2 years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	—	—	—	— years
Fixed Rate Debt	100.00%	5.01%	4.46%	5.2 years

Total Consolidated Debt	100.00%	5.01%	4.46%	5.2 years

(1)	Excludes unconsolidated joint ventures. The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, effects of hedging transactions and adjustments required to reflect loans at their fair values upon acquisition.

Boston Properties, Inc.

Second Quarter 2014

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of June 30, 2014

(in thousands)

Property	2014	2015	2016	2017	2018	Thereafter	Total
767 Fifth Avenue (The General Motors Building) (60% ownership)	$—	$—	$—	$1,300,000	$—	$—	$1,300,000	(2)
599 Lexington Avenue	—	—	—	750,000	—	—	750,000
601 Lexington Avenue	5,728	11,870	12,447	13,051	13,684	659,880	716,660
John Hancock Tower and Garage	—	—	—	640,500	—	—	640,500	(2)
Embarcadero Center Four	2,768	5,794	348,886	—	—	—	357,448
Fountain Square (50% ownership)	—	—	211,250	—	—	—	211,250	(2)
505 9th Street (50% ownership)	1,239	2,585	2,737	113,596	—	—	120,157
New Dominion Technology Park, Building Two	63,000	—	—	—	—	—	63,000	(3)
New Dominion Technology Park, Building One	1,173	2,481	2,672	2,878	3,100	29,843	42,147
Kingstowne Two and Retail	932	1,950	29,277	—	—	—	32,159	(2)
University Place	713	1,502	1,610	1,725	1,849	5,604	13,003

	75,553	26,182	608,879	2,821,750	18,633	695,327	4,246,324

Aggregate Fair Value Adjustments	26,417	53,888	50,632	34,192	—	—	165,129

	101,970	80,070	659,511	2,855,942	18,633	695,327	4,411,453

Mezzanine Notes Payable (associated with 767 Fifth Avenue (The General Motors Building))(60% ownership)	—	—	—	306,000	—	—	306,000
Fair Value Adjustment	631	1,314	1,389	1,093	—	—	4,427

	631	1,314	1,389	307,093	—	—	310,427

Unsecured Senior Notes, Face Amount	—	550,000	—	—	850,000	4,450,000	5,850,000
Aggregate Discount Amortization	(933)	(1,686)	(1,681)	(1,749)	(1,774)	(5,448)	(13,271)

	(933)	548,314	(1,681)	(1,749)	848,226	4,444,552	5,836,729

Unsecured Line of Credit	—	—	—	—	—	—	—

	$101,668	$629,698	$659,219	$3,161,286	$866,859	$5,139,879	$10,558,609

% of Total Consolidated Debt	0.96%	5.96%	6.25%	29.94%	8.21%	48.68%	100.00%
Balloon Payments	$63,000	$550,000	$583,782	$3,107,619	850,000	$5,083,554	$10,237,955
Scheduled Principal Amortization	$12,553	$26,182	$25,097	$20,131	$18,633	$61,773	$164,369

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated below.
(3)	This loan was repaid on July 1, 2014.

Boston Properties, Inc.

Second Quarter 2014

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of June 30, 2014 to show that the Company’s Operating Partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

		Senior Notes Issued Prior to October 9, 2009	Senior Notes Issued On or After October 9, 2009
		June 30, 2014
Total Assets:
Capitalized Property Value (1)		$21,024,416	$21,473,769
Cash and Cash Equivalents		1,036,576	1,036,576
Investments in Marketable Securities		18,927	18,927
Undeveloped Land, at Cost (including Joint Venture %)		318,542	318,542
Development in Process, at Cost (including Joint Venture %)		1,883,210	1,883,210

Total Assets		$24,281,671	$24,731,024

Unencumbered Assets		$15,688,940	$15,971,770

Secured Debt (Fixed and Variable)(2)		$4,246,324	$4,246,324
Mezzanine Notes Payable(3)		306,000	306,000
Joint Venture Debt		328,711	328,711
Related Party Notes Payable		180,000	180,000
Contingent Liabilities & Letters of Credit		13,236	13,236
Unsecured Debt (4)		5,850,000	5,850,000

Total Outstanding Debt		$10,924,271	$10,924,271

Consolidated EBITDA:
Income from Continuing Operations (per Consolidated Income Statement)		$95,901	$95,901
Subtract: Income from Unconsolidated Joint Ventures (per Consolidated Income Statement)		(2,834)	(2,834)
Subtract: Gains from Investments in Securities (per Consolidated Income Statement)		(662)	(662)
Add: Interest Expense (per Consolidated Income Statement)		110,977	110,977
Add: Depreciation and Amortization (per Consolidated Income Statement)		154,628	154,628

EBITDA		358,010	358,010
Add: Company share of unconsolidated joint venture EBITDA		11,123	11,123

Consolidated EBITDA		$369,133	$369,133

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$110,977	$110,977
Add: Company share of unconsolidated joint venture interest expense		3,349	3,349
Less: Amortization of financing costs		(1,913)	(1,913)
Less: Interest expense funded by construction loan draws		—	—

Adjusted Interest Expense		$112,413	$112,413

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	45.0%	44.2%
Secured Debt/Total Assets	Less than 50%	20.1%	19.7%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.28	3.28
Unencumbered Assets/ Unsecured Debt	Greater than 150%	268.2%	273.0%

Unencumbered Consolidated EBITDA		$240,865	$240,865

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		3.69	3.69

% of Unencumbered Consolidated EBITDA to Consolidated EBITDA		65.3%	65.3%

# of unencumbered properties		146	146

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for senior notes issued on or after October 9, 2009 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes aggregate fair value adjustment of $165,129.
(3)	Excludes aggregate fair value adjustment of $4,427.
(4)	Excludes aggregate debt discount of $13,271.

Boston Properties, Inc.

Second Quarter 2014

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2014	2015	2016	2017	2018	Thereafter	Total
Metropolitan Square (51%)	$602	$1,257	$1,332	$1,410	$1,493	$81,909	$88,003
540 Madison Avenue (60%)	—	—	—	—	72,000	—	72,000
Market Square North (50%)	503	1,043	1,094	1,148	1,205	59,356	64,349
901 New York Avenue (25%)	417	37,590	—	—	—	—	38,007
500 North Capitol Street, N.W. (30%)	—	—	—	—	—	31,500	31,500
Annapolis Junction Building One (50%)	140	279	279	279	19,519	—	20,496	(1)
Annapolis Junction Building Six (50%)	6,973	—	—	—	—	—	6,973	(2)
Annapolis Junction Building Seven (50%)	—	—	6,871	—	—	—	6,871	(3)
Annapolis Junction Building Eight (50%)	—	—	—	512	—	—	512	(3)(4)

	$8,635	$40,169	$9,576	$3,349	$94,217	$172,765	$328,711

GAAP Weighted Average Rate	2.59%	5.25%	3.12%	4.62%	1.97%	5.20%	4.15%

% of Total Debt	2.63%	12.22%	2.91%	1.02%	28.66%	52.56%	100.00%

Balloon Payments	$6,973	$37,590	$6,871	$512	$91,519	$169,918	$313,383
Scheduled Amortization	$1,662	$2,579	$2,705	$2,837	$2,698	$2,847	$15,328

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	32.51%	1.72%	1.91%	3.5 years
Fixed Rate Debt	67.49%	5.17%	5.23%	5.5 years

Total Debt	100.00%	4.05%	4.15%	4.9 years

(*)	All amounts represent the Company’s share.
(1)	Loan has one, three-year extension option, subject to certain conditions.
(2)	Loan has one, one-year extension option, subject to certain conditions.
(3)	Loan has two, one-year extension options, subject to certain conditions.
(4)	On June 23, 2014, the joint venture obtained construction financing collaterized by the development project totaling $26.0 million. The construction financing bears interest at a variable rate equal to LIBOR plus 1.50% per annum and matures on June 23, 2017.

Boston Properties, Inc.

Second Quarter 2014

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of June 30, 2014

	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (1)	Annapolis Junction (2) (3)	500 North Capitol Street, N.W.	501 K Street (4)	Other Joint Ventures (5)	Total Unconsolidated Joint Ventures
Net Equity (6)	$69,664	$(9,112)	$6,561	$(1,974)		$46,455	$23,763	$(862)	$42,118	$326	$176,939

Mortgage/Construction loans payable (6)	$72,000	$64,349	$88,003	$38,007		$—	$34,852	$31,500	$—	$—	$328,711

BXP’s nominal ownership percentage	60.00%	50.00%	51.00%	25.00%		33.33%	50.00%	30.00%	50.00%

Results of Operations
(unaudited and in thousands)
for the three months ended June 30, 2014
	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (1)	Annapolis Junction (2) (3)	500 North Capitol Street, N.W.	501 K Street (4)	Other Joint Ventures (5)	Total Unconsolidated Joint Ventures
REVENUE
Rental (7)	$5,980	$5,880	$8,482	$9,085		$1,171	$3,985	$3,391	$120	$—	$38,094
Straight-line rent	559	73	(175)	(461)		—	(9)	347	—	—	334
Fair value lease revenue	(71)	—	—	—		—	—	—	—	—	(71)
Termination Income	—	—	80	—		—	—	—	—	—	80

Total revenue	6,468	5,953	8,387	8,624		1,171	3,976	3,738	120	—	38,437

EXPENSES
Operating	3,042	2,343	3,342	3,105		713	1,238	1,320	148	210	15,461

NET OPERATING INCOME	3,426	3,610	5,045	5,519		458	2,738	2,418	(28)	(210)	22,976
Interest	552	1,583	2,508	2,002		—	223	1,116	—	—	7,984
Depreciation and amortization	1,962	837	1,922	1,425		1,383	768	870	—	—	9,167

SUBTOTAL	2,514	2,420	4,430	3,427		1,383	991	1,986	—	—	17,151
Gain on sale of real estate	—	—	—	—		—	—	—	—	—	—

NET INCOME/(LOSS)	$912	$1,190	$615	$2,092		$(925)	$1,747	$432	$(28)	$(210)	$5,825

BXP’s share of net income/(loss)	$547	$595	$314	$551	(8)	$(307)	$873	$130	$(14)	$(126)	2,563
Basis differential (9)	178	(4)	39	(16)		(7)	—	3	—	78	271
Gain on investment	—	—	—	—		—	—	—	—	—	—

Subtotal	725	591	353	535	(8)	(314)	873	133	(14)	(48)	2,834
Gain upon consolidation in income statement	—	—	—	—		—	—	—	—	—	—

Income/(loss) from unconsolidated joint ventures	$725	$591	$353	$535	(8)	$(314)	$873	$133	$(14)	$(48)	$2,834

Gain on investment	—	—	—	—		—	—	—		—	—
BXP’s share of depreciation & amortization	1,051	427	982	1,407	(8)	468	388	263		—	4,986

BXP’s share of Funds from Operations (FFO)	$1,776	$1,018	$1,335	$1,942		$154	$1,261	$396	$(14)	$(48)	$7,820

BXP’s share of net operating income/(loss) (7)	$2,063	$1,805	$2,573	$2,575	(8)	$153	$1,369	$725	$(14)	$(126)	$11,123

(1)	Represents the Company’s interest in the joint venture entity that owns the land, parking garage and infrastructure. The Company’s entity that owns 100% of the office component of the project is consolidated within the accounts of the Company.
(2)	Annapolis Junction includes two properties in service, two properties in development and two undeveloped land parcels.
(3)	On April 30, 2014, the Company’s partner in its Annapolis Junction joint venture contributed a parcel of land and improvements and the Company contributed cash of approximately $5.4 million. The joint venture has commenced construction of Annapolis Junction Building Eight, which, when completed, will consist of a Class A office property with approximately 125,000 square feet located in Annapolis, Maryland.
(4)	On April 10, 2014, the Company entered into a joint venture with an unrelated third party to acquire a parcel of land located at 501 K Street in Washington, DC. The Company anticipates the land parcel will accommodate an approximate 520,000 square foot Class A office property to be developed in the future. The joint venture partner contributed the land for a 50% interest in the joint venture and the Company contributed cash of approximately $39.0 million for its 50% interest. The parcel is currently operated as a surface parking lot.
(5)	Includes Two Grand Central Tower, Value-Added Fund and 125 West 55th Street properties, which were sold on October 25, 2011, April 10, 2013 and May 30, 2013, respectively.
(6)	Represents the Company’s share.
(7)	Includes management services income.
(8)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.
(9)	Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.

Boston Properties, Inc.

Second Quarter 2014

CONSOLIDATED JOINT VENTURES

Balance Sheets

(unaudited and in thousands)

as of June 30, 2014

							Total
BXP’s nominal ownership percentage	60.00%	55.00%	95.00%	50.00%		50.00%
	767 Fifth Avenue (The GM Building)	Times Square Tower	Salesforce Tower	Fountain Square		505 9th Street	Consolidated Joint Ventures
ASSETS
Real estate, net	$3,583,967	$472,031	$320,687	$375,225		$109,705	$4,861,615
Cash and cash held in escrows	82,774	31,301	5,465	23,794		5,121	148,455
Other assets	102,674	62,453	(74)	8,747		9,285	183,085

Total assets	$3,769,415	$565,785	$326,078	$407,766		$124,111	$5,193,155

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$1,442,239	$—	$—	$223,389		$120,157	$1,785,785
Mezzanine notes payable	310,427	—	—	—		—	310,427
Related party notes payable	180,000	—	—	—		—	180,000
Accrued interest on related party notes	78,270	—	—	—		—	78,270
Other liabilities	225,373	7,223	29,307	11,139		6,734	279,776

Total liabilities	2,236,309	7,223	29,307	234,528		126,891	2,634,258

Equity:
BXP	1,074,945 (1)	306,781	282,732	69,460		194	1,734,112
Redeemable interest in property partnership	—	—	—	103,778		—	103,778
Noncontrolling interests	458,161	251,781	14,039	—		(2,974)	721,007 (2)

Total equity	1,533,106	558,562	296,771	173,238		(2,780)	2,558,897

Total liabilities and equity	$3,769,415	$565,785	$326,078	$407,766		$124,111	$5,193,155

Income Statements
(unaudited and in thousands) for the three months ended June 30, 2014

BXP’s nominal ownership percentage	60.00%	55.00%	95.00%	50.00%		50.00%
	767 Fifth Avenue (The GM Building)	Times Square Tower	Salesforce Tower	Fountain Square		505 9th Street	Total Consolidated Joint Ventures
REVENUE
Rental income	$63,270	$23,518	$—	$8,916		$5,589	$101,293
Straight-line rent	4,127	(210)	—	454		126	4,497
Fair value lease revenue	5,463	—	—	(73)		—	5,390
Parking and other	1,111	204	—	3		523	1,841

Total revenue	73,971	23,512	—	9,300		6,238	113,021

EXPENSES
Operating	23,147	4,098	—	2,914		2,294	32,453

NET OPERATING INCOME	50,824	19,414	—	6,386		3,944	80,568
Management services income	(251)	(113)	—	(3)			(367)
Interest	23,865	—	—	3,087		1,772	28,724
Interest other - partner notes	6,965	—	—	—		—	6,965
Fair value interest expense	(10,792)	—	—	(1,613)		—	(12,405)
Depreciation and amortization	30,087	4,113	—	4,962		772	39,934
Other	—	—	—	—		—	—

SUBTOTAL	49,874	4,000	—	6,433		2,544	62,851

NET INCOME/(LOSS)	$950	$15,414	$—	$(47)		$1,400	$17,717

Reconciliation of partners’ noncontrolling interest (NCI)
Add back depreciation & amortization - BXP basis difference	$3	$7	$—	$6		$(11)	$5
Add back partners’ share of partner loan interest	6,965	—	—	—		—	6,965

Partners’ net income/(loss) before interest allocation	7,918	15,421	—	(41)		1,389	24,687
Partners’ NCI share of net income	3,167	6,940	—	(21)		695	10,781
Partners’ share of partner loan interest	(6,965)	—	—	—		—	(6,965)
Allocation of management and other fees to non-controlling partner	(726)	(168)	—	(111)		(93)	(1,098)
Accretion and adjustments	—	—	—	4,835	(3)	—	4,835

Partners’ NCI	$(4,524)	$6,772	$—	$4,703		$602	$7,553

Reconciliation of partners’ share of FFO
Net income/(loss)	$950	$15,414	$—	$(47)		$1,400	$17,717
Add back depreciation & amortization	30,087	4,113	—	4,962		772	39,934

Entity FFO	31,037	19,527	—	4,915		2,172	57,651
Partners’ share of net income/(loss)	380	6,937	—	(23)		700	7,994
Partners’ share of partner loan interest not in partner’s share of entity FFO	(4,179)	—	—	—		—	(4,179)
Allocation of management and other fees to non-controlling partner	(726)	(168)	—	(111)		(93)	(1,098)
Partners’ share of depreciation and amortization	12,036	1,851	—	—		386	14,273
Accretion and adjustments	—	—	—	4,835	(3)	—	4,835

Partners’ share FFO	$7,511	$8,620	$—	$4,701		$993	$21,825

Reconciliation of BXP share of FFO
BXP share of net income/(loss) adjusted for partners’ NCI	5,474	8,642	—	(4,750	)(3)	798	10,164
Depreciation & amortization - BXP basis difference	3	7	—	6		(11)	5
Other adjustment (4)	54	4	—	3		—	61
BXP share of depreciation & amortization	18,050	2,258	—	4,956	(3)	392	25,656

BXP share of FFO	$23,581	$10,911	$—	$215		$1,179	$35,886

Unearned portion of capitalized fees (4)	$1,731	$95	$—	$12		$—	$1,838

(1)	BXP equity adjusted for related party notes and accrued interest that are allocated to our partners through NCI.
(2)	Amount excludes preferred shareholders capital of $0.1 million.
(3)	The allocation of net income and FFO to the NCI partner reflects the accretion to their redemption value, which is expected to occur in Q1 2016. Q2 2014 includes prior period adjustments totaling $2.4 million.
(4)	Capitalized fees are eliminated in consolidation and recognized in FFO over the life of the asset as depreciation and amortization are added back to the Company’s net income.

Boston Properties, Inc.

Second Quarter 2014

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Combined Net Operating Income of In-Service Properties by Location and Type of Property for the Quarter Ended June 30, 2014 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Residential (4)	% of NOI Hotel (4)	% of NOI Total (4)
Boston	13,247,268		28.3%	392,530	0.8%	13,639,798		33.4%	0.1%	1.3%	30.5%
New York (5)	10,549,698	(6)	39.4%	—	—	10,549,698	(6)	25.9%	—	—	39.4%
San Francisco	4,965,253		9.5%	768,463	1.3%	5,733,716		14.1%	—	—	10.8%
Washington, DC	10,092,426	(7)	18.2%	728,551	0.6%	10,820,977	(7)	26.6%	0.5%	—	19.3%

	38,854,645		95.4%	1,889,544	2.7%	40,744,189		100.0%	0.6%	1.3%	100.0%

% of Total	95.4%			4.6%		100.0%

Percentage of Combined Net Operating Income of In-Service Properties

by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total
Boston	25.3%	5.2%	30.5%
New York (5)	37.0%	2.4%	39.4%
San Francisco	7.9%	2.9%	10.8%
Washington, DC	8.0%	11.3%	19.3%

Total	78.2%	21.8%	100.0%

Hotel Properties
Hotel Properties	Number of	Square
	Rooms	Feet (8)
Cambridge Center Marriott, Cambridge, MA	433	334,260

Total Hotel Properties	433	334,260

Residential Properties

Residential Properties	Number of	Square
	Units	Feet
The Avant at Reston Town Center, Reston, VA	359	355,347	(9)
Residences on The Avenue, Washington, DC	335	323,050	(10)
The Lofts at Atlantic Wharf, Boston, MA	86	87,097	(11)

Total Residential Properties	780	765,494

Structured Parking

	Number of	Square
	Spaces	Feet
Total Structured Parking	46,145	15,766,369

(1)	For disclosures relating to our definition of In-Service Properties, see page 49.
(2)	Combined Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Combined NOI to net income available to common shareholders, see page 41. For disclosures relating to our use of Combined NOI see page 49.
(3)	Includes approximately 2,100,000 square feet of retail space.
(4)	The calculation for percentage of Combined Net Operating Income excludes termination income.
(5)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.
(6)	Includes 1,245,823 square feet at Times Square Tower which is 55% owned by the Company, 1,807,945 square feet at 767 Fifth Avenue (The GM Building) which is 60% owned by the Company and 283,695 square feet at 540 Madison Avenue which is 60% owned by the Company.
(7)	Includes 589,288 square feet at Metropolitan Square which is 51% owned by the Company, 406,797 square feet at Market Square North which is 50% owned by the Company, 539,679 square feet at 901 New York Avenue which is 25% owned by the Company, 231,411 square feet at 500 North Capitol which is 30% owned by the Company, 321,943 square feet at 505 9th Street, N.W. which is 50% owned by the Company, 117,599 square feet at Annapolis Junction which is 50% owned by the Company, 119,339 square feet at Annapolis Junction Building Six which is 50% owned by the Company and 756,035 square feet at Fountain Square which is 50% owned by the Company.
(8)	Includes 4,260 square feet of retail space which is 100% occupied.
(9)	Includes 26,179 square feet of retail space which is 66.3% occupied but 100% leased.
(10)	Includes 49,528 square feet of retail space which is 100% occupied.
(11)	Includes 9,617 square feet of retail space which is 100% occupied.

Boston Properties, Inc.

Second Quarter 2014

In-Service Property Listing

as of June 30, 2014

					Annualized	Encumbered	Central
					Revenue	with secured	Business
		Number of			Per	debt	District (CBD) or
	Sub Market	Buildings	Square Feet	Leased %	Leased SF (1)	(Y/N)	Suburban (S)
Boston
Office
John Hancock Tower	CBD Boston MA	1	1,722,102	97.6%	$53.57	Y	CBD
100 Federal Street	CBD Boston MA	1	1,265,411	90.9%	49.08	N	CBD
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,228,651	96.6%	52.42	N	CBD
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	858,326	98.2%	59.49	N	CBD
Atlantic Wharf Office	CBD Boston MA	1	793,827	100.0%	61.32	N	CBD
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,389	64.7%	41.28	N	CBD
The Shops at the Prudential Center	CBD Boston MA	1	501,315	98.8%	78.78	N	CBD
Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	54.33	N	CBD
One Cambridge Center	East Cambridge MA	1	215,629	100.0%	51.71	N	CBD
Three Cambridge Center	East Cambridge MA	1	115,061	100.0%	41.95	N	CBD
Four Cambridge Center	East Cambridge MA	1	216,156	100.0%	46.80	N	CBD
Five Cambridge Center	East Cambridge MA	1	264,708	99.0%	55.04	N	CBD
Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	46.04	N	CBD
Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	44.86	N	CBD
Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	56.09	N	CBD
(2) Seventeen Cambridge Center	East Cambridge MA	1	195,191	100.0%	51.04	N	CBD
University Place	Mid-Cambridge MA	1	195,282	100.0%	41.78	Y	CBD
Bay Colony Corporate Center	Route 128 Mass Turnpike MA	4	993,664	77.9%	33.64	N	S
Reservoir Place	Route 128 Mass Turnpike MA	1	527,860	86.3%	35.08	N	S
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	31.33	N	S
140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	99.5%	36.19	N	S
230 CityPoint	Route 128 Mass Turnpike MA	1	300,573	85.1%	32.73	N	S
77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	82.8%	46.40	N	S
195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	38.51	N	S
200 West Street	Route 128 Mass Turnpike MA	1	256,245	96.2%	31.59	N	S
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	100.0%	48.12	N	S
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,687	93.5%	32.20	N	S
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	23.87	N	S
91 Hartwell Avenue	Route 128 Northwest MA	1	120,458	57.8%	24.65	N	S
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	39.21	N	S
100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	39.32	N	S
33 Hayden Avenue	Route 128 Northwest MA	1	80,872	100.0%	34.32	N	S
Lexington Office Park	Route 128 Northwest MA	2	166,759	93.2%	28.36	N	S
191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.24	N	S
181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	30.21	N	S
201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	35.37	N	S
40 Shattuck Road	Route 128 Northwest MA	1	121,216	86.3%	19.60	N	S
Quorum Office Park	Route 128 Northwest MA	2	267,527	90.0%	17.37	N	S

		45	13,247,268	93.1%	$47.23

Office/Technical
Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	$88.73	N	CBD
Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.69	N	CBD
17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	0.0%	—	N	S
164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

		4	392,530	76.0%	$74.27

	Total Boston:	49	13,639,798	92.6%	$47.87

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Not included in Same Property analysis.

Boston Properties, Inc.

Second Quarter 2014

In-Service Property Listing (continued)

as of June 30, 2014

							Central
					Annualized	Encumbered	Business
		Number of			Revenue Per	with secured	District (CBD) or
	Sub Market	Buildings	Square Feet	Leased %	Leased SF (1)	debt (Y/N)	Suburban (S)
New York (2)
Office
599 Lexington Avenue	Park Avenue NY	1	1,045,128	99.2%	$89.75	Y	CBD
601 Lexington Avenue	Park Avenue NY	1	1,631,300	99.8%	88.98	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,710,383	99.0%	86.56	N	CBD
Times Square Tower (55% ownership)	Times Square NY	1	1,245,823	99.7%	72.04	N	CBD
(3) 767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,807,945	97.6%	140.37	Y	CBD
510 Madison Avenue	Fifth/Madison Avenue NY	1	355,598	78.6%	110.17	N	CBD
540 Madison Avenue (60% ownership)	Fifth/Madison Avenue NY	1	283,695	82.6%	107.00	Y	CBD

		7	8,079,872	97.5%	$98.69

101 Carnegie Center	Princeton NJ	1	125,269	84.0%	$30.73	N	S
104 Carnegie Center	Princeton NJ	1	102,830	86.0%	32.82	N	S
105 Carnegie Center	Princeton NJ	1	69,955	62.7%	30.48	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	31.23	N	S
202 Carnegie Center	Princeton NJ	1	130,582	94.2%	34.65	N	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	29.22	N	S
210 Carnegie Center	Princeton NJ	1	162,372	79.3%	35.31	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	33.29	N	S
212 Carnegie Center	Princeton NJ	1	151,547	86.7%	29.78	N	S
214 Carnegie Center	Princeton NJ	1	150,774	72.7%	32.33	N	S
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	34.58	N	S
502 Carnegie Center	Princeton NJ	1	122,460	95.5%	35.52	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	32.46	N	S
506 Carnegie Center	Princeton NJ	1	149,110	97.7%	32.69	N	S
508 Carnegie Center	Princeton NJ	1	133,915	69.4%	33.25	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	30.11	N	S
701 Carnegie Center	Princeton NJ	1	120,000	100.0%	36.57	N	S

		16	2,055,178	89.6%	$32.50

One Tower Center	East Brunswick NJ	1	414,648	33.6%	$30.51	N	S

		1	414,648	33.6%	$30.51

	Total New York:	24	10,549,698	93.5%	$85.36

San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	833,438	95.8%	$49.19	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	779,800	97.7%	52.44	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	775,063	96.0%	46.43	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	934,407	89.8%	57.09	Y	CBD

		4	3,322,708	94.6%	$51.39

611 Gateway	South San Francisco CA	1	260,337	81.2%	$35.96	N	S
601 and 651 Gateway	South San Francisco CA	2	506,280	95.2%	36.74	N	S
(4) North First Business Park	San Jose CA	5	190,636	100.0%	15.55	N	S
3100-3130 Zanker Road (formerly 3200 Zanker Road)	San Jose CA	4	543,900	19.5%	20.40	N	S
2440 West El Camino Real	Mountain View CA	1	141,392	100.0%	49.39	N	S

		13	1,642,545	68.9%	$33.06

Office/Technical
(3) Mountain View Research Park	Mountain View CA	16	603,564	91.3%	$34.59	N	S
(3) Mountain View Technology Park	Mountain View CA	7	135,279	100.0%	30.07	N	S
453 Ravendale Drive	Mountain View CA	1	29,620	100.0%	20.72	N	S

		24	768,463	93.2%	$33.22

	Total San Francisco:	41	5,733,716	87.0%	$44.60

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.
(3)	Not included in Same Property analysis.
(4)	Property held for redevelopment.

Boston Properties, Inc.

Second Quarter 2014

In-Service Property Listing (continued)

as of June 30, 2014

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Washington, DC
Office
Capital Gallery	Southwest Washington DC	1	631,029	92.3%	$55.39	N	CBD
500 E Street, S. W.	Southwest Washington DC	1	251,994	100.0%	45.41	N	CBD
Metropolitan Square (51% ownership)	East End Washington DC	1	589,288	91.3%	56.35	Y	CBD
Market Square North (50% ownership)	East End Washington DC	1	406,797	94.0%	60.68	Y	CBD
505 9th Street, N.W. (50% ownership)	East End Washington DC	1	321,943	100.0%	70.98	Y	CBD
901 New York Avenue (25% ownership)	East End Washington DC	1	539,679	100.0%	63.86	Y	CBD
2200 Pennsylvania Avenue	CBD Washington DC	1	458,831	98.1%	82.26	N	CBD
1333 New Hampshire Avenue	CBD Washington DC	1	315,371	93.3%	52.18	N	CBD
1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	58.37	N	CBD
Sumner Square	CBD Washington DC	1	208,892	95.6%	48.66	N	CBD
500 North Capitol (30% ownership)	Capitol Hill	1	231,411	90.9%	62.93	Y	CBD
Annapolis Junction (50% ownership)	Anne Arundel County MD	1	117,599	77.1%	144.56	Y	S
Annapolis Junction Building Six (50% ownership)	Anne Arundel County MD	1	119,339	48.9%	27.69	Y	S
2600 Tower Oaks Boulevard	Montgomery County MD	1	179,369	76.5%	36.17	N	S
Wisconsin Place Office	Montgomery County MD	1	299,186	100.0%	51.66	N	S
Fountain Square (50% ownership)	Fairfax County VA	2	521,696	99.3%	43.44	Y	S
Fountain Square Retail (50% ownership)	Fairfax County VA	1	234,339	100.0%	53.03	Y	S
Democracy Tower	Fairfax County VA	1	259,441	100.0%	55.24	N	S
Kingstowne One	Fairfax County VA	1	151,483	88.6%	39.87	N	S
Kingstowne Two	Fairfax County VA	1	156,251	70.1%	42.76	Y	S
Kingstowne Retail	Fairfax County VA	1	88,288	100.0%	33.63	Y	S
One Freedom Square	Fairfax County VA	1	432,581	100.0%	44.99	N	S
Two Freedom Square	Fairfax County VA	1	421,142	100.0%	40.96	N	S
One Reston Overlook	Fairfax County VA	1	319,519	100.0%	35.22	N	S
Two Reston Overlook	Fairfax County VA	1	134,615	100.0%	35.06	N	S
One and Two Discovery Square	Fairfax County VA	2	366,990	100.0%	41.79	N	S
New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	33.58	Y	S
New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	39.23	Y	S
Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	38.48	N	S
South of Market	Fairfax County VA	3	623,665	100.0%	51.74	N	S
One and Two Patriots Park	Fairfax County VA	2	523,482	100.0%	33.60	N	S
Three Patriots Park	Fairfax County VA	1	182,423	100.0%	35.65	N	S

		38	10,092,426	96.2%	$50.85

Office/Technical
7435 Boston Boulevard	Fairfax County VA	1	103,557	92.8%	$22.42	N	S
7451 Boston Boulevard	Fairfax County VA	1	45,615	67.4%	24.08	N	S
7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.86	N	S
7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	17.58	N	S
8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	21.76	N	S
7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	16.08	N	S
7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	25.64	N	S
7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.46	N	S
7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	23.49	N	S
8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	13.69	N	S
7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	20.00	N	S

		11	728,551	96.9%	$19.60

	Total Washington, DC:	49	10,820,977	96.3%	$48.73

	Total In-Service Properties:	163	40,744,189	93.0%	$57.43

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Not included in Same Property analysis.

Boston Properties, Inc.

Second Quarter 2014

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

Tenant		Sq. Ft.		% of Portfolio
1	US Government	2,427,082	(1)	5.96%
2	Citibank	1,018,432	(2)	2.50%
3	Bank of America	810,764	(3)	1.99%
4	Biogen	772,212		1.90%
5	Wellington Management	707,568		1.74%
6	Kirkland & Ellis	639,683	(4)	1.57%
7	Genentech	570,770		1.40%
8	Ropes & Gray	528,931		1.30%
9	O’Melveny & Myers	504,902		1.24%
10	Weil Gotshal Manges	492,015	(5)	1.21%
11	Shearman & Sterling	472,808		1.16%
12	State Street Bank and Trust	408,552		1.00%
13	Microsoft	382,532		0.94%
14	Finnegan Henderson Farabow	362,405	(6)	0.88%
15	Ann Inc. (fka Ann Taylor Corp.)	351,026		0.86%
16	PTC	320,655		0.79%
17	Google	311,611		0.76%
18	Mass Financial Services	301,668		0.74%
19	Bingham McCutchen	301,385		0.74%
20	Aramis (Estee Lauder)	295,610	(7)	0.73%

	Total % of Portfolio Square Feet			29.40%
	Total % of Portfolio Revenue			31.50%

Notable Signed Deals (8)

Tenant	Property	Sq. Ft.
salesforce.com	Salesforce Tower	714,000
Arnold & Porter	601 Massachusetts Avenue	376,000
Blue Cross and Blue Shield of Massachusetts	101 Huntington Avenue	308,000
Kaye Scholer	250 West 55th Street	260,000

(1)	Includes 92,620 & 104,874 square feet of space in properties in which Boston Properties has a 51% & 50% interest, respectively.
(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest, respectively.
(3)	Includes 50,887 square feet of space in a property in which Boston Properties has a 60% interest.
(4)	Includes 248,021 square feet of space in a property in which Boston Properties has a 51% interest.
(5)	Includes 449,871 square feet of space in a property in which Boston Properties has a 60% interest.
(6)	Includes 292,548 square feet of space in a property in which Boston Properties has a 25% interest.
(7)	Includes 295,610 square feet of space in a property in which Boston Properties has a 60% interest.
(8)	Represents leases signed with occupancy commencing in the future.

TENANT DIVERSIFICATION (GROSS RENT)

Boston Properties, Inc.

Second Quarter 2014

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2014	1,089,638	$48,411,417	$44.43	$48,683,957	$44.68	2.96%
2015	2,334,140	121,498,127	52.05	122,847,999	52.63	6.35%
2016	2,774,793	135,733,558	48.92	138,475,872	49.90	7.54%
2017	3,897,852	257,154,445	65.97	261,872,227	67.18	10.60%
2018	1,888,048	107,633,136	57.01	110,995,097	58.79	5.13%
2019	3,920,781	222,038,518	56.63	232,110,200	59.20	10.66%
2020	3,644,494	220,877,966	60.61	238,274,715	65.38	9.91%
2021	2,279,407	123,908,196	54.36	139,068,783	61.01	6.20%
2022	3,820,622	210,446,436	55.08	233,974,356	61.24	10.39%
2023	870,121	45,279,567	52.04	53,540,279	61.53	2.37%
Thereafter	8,156,247	479,004,781	58.73	578,429,246	70.92	22.18%

Occupancy By Location (4)

	CBD		Suburban		Total
Location	30-Jun-14	30-Jun-13	30-Jun-14	30-Jun-13	30-Jun-14	30-Jun-13

Boston	95.3%	97.6%	89.1%	82.6%	93.1%	92.1%
New York (5)	97.5%	95.2%	80.2%	77.8%	93.5%	91.2%
San Francisco	94.6%	94.6%	68.9%	78.9%	86.1%	89.4%
Washington, DC	95.6%	95.5%	96.6%	94.3%	96.2%	94.8%

Total Portfolio	96.0%	96.0%	88.4%	86.2%	93.1%	92.2%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes approximately 2,100,000 square feet of retail space.
(5)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region. Prior period occupancy have been updated to conform to current period presentation.

Boston Properties, Inc.

Second Quarter 2014

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2014	297,738	$6,174,194	$20.74	$6,174,194	$20.74	15.76%
2015	239,286	6,574,739	27.48	6,640,298	27.75	12.66%
2016	393,591	24,958,470	63.41	25,382,945	64.49	20.83%
2017	160,232	5,513,310	34.41	5,804,301	36.22	8.48%
2018	—	—	—	—	—	0.00%
2019	340,590	10,907,721	32.03	12,728,388	37.37	18.02%
2020	79,971	1,285,735	16.08	1,285,735	16.08	4.23%
2021	109,860	1,727,118	15.72	1,847,892	16.82	5.81%
2022	—	—	—	—	—	0.00%
2023	—	—	—	—	—	0.00%
Thereafter	82,188	1,992,495	24.24	3,755,529	45.69	4.35%

Occupancy By Location

	CBD		Suburban		Total
Location	30-Jun-14	30-Jun-13	30-Jun-14	30-Jun-13	30-Jun-14	30-Jun-13

Boston	100.0%	100.0%	0.0%	0.0%	76.0%	76.0%
New York	n/a	n/a	n/a	n/a	n/a	n/a
San Francisco	n/a	n/a	93.2%	88.3%	93.2%	88.3%
Washington, DC	n/a	n/a	96.9%	97.8%	96.9%	97.8%

Total Portfolio	100.0%	100.0%	89.4%	87.6%	91.1%	89.5%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Second Quarter 2014

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2014	42,331	$5,275,758	$124.63	$5,271,158	$124.52	2.04%
2015	115,688	13,787,458	119.18	13,738,418	118.75	5.57%
2016	199,240	15,677,074	78.68	15,906,267	79.83	9.60%
2017	208,782	26,539,997	127.12	26,714,191	127.95	10.06%
2018	242,424	20,183,940	83.26	21,798,183	89.92	11.68%
2019	75,898	5,566,868	73.35	5,938,848	78.25	3.66%
2020	147,694	6,972,618	47.21	9,431,799	63.86	7.12%
2021	122,800	7,876,433	64.14	8,817,348	71.80	5.92%
2022	238,803	17,958,359	75.20	20,495,597	85.83	11.51%
2023	193,251	17,176,339	88.88	19,729,614	102.09	9.31%
Thereafter	488,229	31,941,567	65.42	49,279,020	100.93	23.53%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Second Quarter 2014

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2) (3)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2014	1,429,707	$59,861,369	$41.87	$60,129,309	$42.06	3.51%
2015	2,689,114	141,860,323	52.75	143,226,715	53.26	6.60%
2016	3,367,624	176,369,102	52.37	179,765,084	53.38	8.27%
2017	4,266,866	289,207,752	67.78	294,390,719	68.99	10.47%
2018	2,130,472	127,817,076	59.99	132,793,279	62.33	5.23%
2019	4,337,269	238,513,107	54.99	250,777,435	57.82	10.65%
2020	3,872,159	229,136,318	59.18	248,992,248	64.30	9.50%
2021	2,512,067	133,511,747	53.15	149,734,023	59.61	6.17%
2022	4,059,425	228,404,795	56.27	254,469,953	62.69	9.96%
2023	1,063,372	62,455,906	58.73	73,269,893	68.90	2.61%
Thereafter	8,726,664	512,938,843	58.78	631,463,796	72.36	21.42%

Occupancy By Location (4)

	CBD		Suburban		Total
Location	30-Jun-14	30-Jun-13	30-Jun-14	30-Jun-13	30-Jun-14	30-Jun-13

Boston	95.5%	97.7%	87.4%	81.0%	92.6%	91.7%
New York (5)	97.5%	95.2%	80.2%	77.8%	93.5%	91.2%
San Francisco	94.6%	94.6%	76.6%	81.9%	87.0%	89.2%
Washington, DC	95.6%	95.5%	96.7%	94.7%	96.3%	95.0%

Total Portfolio	96.0%	96.1%	88.5%	86.3%	93.0%	92.1%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes approximately 2,100,000 square feet of retail space, excluding our residential and hotel properties.
(5)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region. Prior period occupancy have been updated to conform to current period presentation.

Boston Properties, Inc.

Second Quarter 2014

IN-SERVICE BOSTON REGION PROPERTIES

Lease Expirations - Boston Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	562,461	$21,703,621	$38.59	$21,868,904	$38.88	—	$—	$—	$—	$—
2015	912,291	36,336,945	39.83	36,864,562	40.41	—	—	—	—	—
2016	704,598	26,958,044	38.26	27,364,817	38.84	225,532	20,092,752	89.09	20,092,752	89.09
2017	771,131	32,938,186	42.71	33,566,289	43.53	—	—	—	—	—
2018	462,386	17,617,175	38.10	18,430,198	39.86	—	—	—	—	—
2019	1,338,949	60,893,114	45.48	62,934,565	47.00	—	—	—	—	—
2020	415,101	18,653,073	44.94	20,375,052	49.08	—	—	—	—	—
2021	695,711	25,185,640	36.20	26,549,012	38.16	—	—	—	—	—
2022	1,651,300	78,915,250	47.79	85,836,509	51.98	—	—	—	—	—
2023	281,154	16,076,023	57.18	17,850,041	63.49	—	—	—	—	—
Thereafter	3,639,241	189,298,081	52.02	231,924,492	63.73	67,362	1,663,167	24.69	3,374,162	50.09

	RETAIL					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	15,129	$3,359,450	$222.05	$3,354,850	$221.75	577,590	$25,063,071	$43.39	$25,223,754	$43.67
2015	44,441	7,076,523	159.23	6,994,923	157.40	956,732	43,413,468	45.38	43,859,485	45.84
2016	13,829	1,861,542	134.61	1,872,535	135.41	943,959	48,912,338	51.82	49,330,104	52.26	(4)
2017	47,148	3,509,844	74.44	3,537,807	75.04	818,279	36,448,030	44.54	37,104,096	45.34
2018	137,623	6,141,419	44.62	6,254,498	45.45	600,009	23,758,594	39.60	24,684,696	41.14
2019	17,092	2,395,683	140.16	2,580,784	150.99	1,356,041	63,288,797	46.67	65,515,349	48.31
2020	92,818	3,900,629	42.02	6,075,116	65.45	507,919	22,553,702	44.40	26,450,168	52.08
2021	38,642	2,470,005	63.92	2,678,209	69.31	734,353	27,655,645	37.66	29,227,221	39.80
2022	126,196	5,722,013	45.34	6,356,702	50.37	1,777,496	84,637,263	47.62	92,193,210	51.87
2023	76,325	6,912,523	90.57	7,623,983	99.89	357,479	22,988,546	64.31	25,474,024	71.26
Thereafter	196,050	8,673,066	44.24	9,922,054	50.61	3,902,653	199,634,313	51.15	245,220,708	62.83

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $39.85 per square foot and $40.44 per square foot, respectively, in 2016.

Boston Properties, Inc.

Second Quarter 2014

IN-SERVICE BOSTON REGION PROPERTIES

Quarterly Lease Expirations - Boston Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2014	15,271	693,984	45.44	693,984	45.44	(4)	—	—	—	—	—
Q3 2014	174,492	6,235,262	35.73	6,400,544	36.68		—	—	—	—	—
Q4 2014	372,698	14,774,376	39.64	14,774,376	39.64		—	—	—	—	—

Total 2014	562,461	$21,703,621	$38.59	$21,868,904	$38.88		—	$—	$—	$—	$—

Q1 2015	201,823	$9,248,239	$45.82	$9,281,189	$45.99		—	$—	$—	$—	$—
Q2 2015	223,497	8,259,497	36.96	8,526,495	38.15		—	—	—	—	—
Q3 2015	246,834	11,581,683	46.92	11,609,253	47.03		—	—	—	—	—
Q4 2015	240,137	7,247,526	30.18	7,447,624	31.01		—	—	—	—	—

Total 2015	912,291	$36,336,945	$39.83	$36,864,562	$40.41		—	$—	$—	$—	$—

	RETAIL						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2014	4,384	713,194	162.68	661,194	150.82	(4)	19,655	1,407,178	71.59	1,355,178	68.95	(4)
Q3 2014	2,762	1,358,591	491.89	1,365,791	494.49		177,254	7,593,853	42.84	7,766,335	43.81
Q4 2014	7,983	1,287,665	161.30	1,327,865	166.34		380,681	16,062,041	42.19	16,102,241	42.30

Total 2014	15,129	$3,359,450	$222.05	$3,354,850	$221.75		577,590	$25,063,071	$43.39	$25,223,754	$43.67

Q1 2015	42,011	$6,206,271	$147.73	$6,141,471	$146.19		243,834	$15,454,510	$63.38	$15,422,661	$63.25
Q2 2015	1,399	760,543	543.63	743,743	531.62		224,896	9,020,039	40.11	9,270,238	41.22
Q3 2015	25	57,160	2,286.40	57,160	2,286.40		246,859	11,638,843	47.15	11,666,414	47.26
Q4 2015	1,006	52,549	52.24	52,549	52.24		241,143	7,300,075	30.27	7,500,173	31.10

Total 2015	44,441	$7,076,523	$159.23	$6,994,923	$157.40		956,732	$43,413,468	$45.38	$43,859,485	$45.84

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Represents leases that were occupied as of and expired on June 30, 2014.

Boston Properties, Inc.

Second Quarter 2014

IN-SERVICE NEW YORK REGION PROPERTIES

Lease Expirations - New York Region (1) (2) (3) (4)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	192,993	$10,374,066	$53.75	$10,335,496	$53.55	—	$—	$—	$—	$—
2015	423,538	28,093,359	66.33	28,181,207	66.54	—	—	—	—	—
2016	631,227	46,809,949	74.16	48,118,041	76.23	—	—	—	—	—
2017	1,592,863	146,893,196	92.22	148,151,274	93.01	—	—	—	—	—
2018	550,225	47,191,746	85.77	46,912,629	85.26	—	—	—	—	—
2019	1,284,276	101,038,076	78.67	103,607,550	80.67	—	—	—	—	—
2020	1,608,203	120,622,916	75.00	128,454,495	79.87	—	—	—	—	—
2021	301,705	31,370,273	103.98	34,887,781	115.64	—	—	—	—	—
2022	871,138	70,726,368	81.19	76,559,287	87.88	—	—	—	—	—
2023	81,115	6,952,380	85.71	7,611,893	93.84	—	—	—	—	—
Thereafter	2,250,630	173,344,220	77.02	208,199,565	92.51	—	—	—	—	—

	RETAIL					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	6,185	$779,803	$126.08	$779,803	$126.08	199,178	$11,153,869	$56.00	$11,115,299	$55.81
2015	3,000	2,368,386	789.46	2,368,386	789.46	426,538	30,461,745	71.42	30,549,593	71.62
2016	79,292	7,899,651	99.63	8,038,795	101.38	710,519	54,709,600	77.00	56,156,837	79.04
2017	78,027	18,232,903	233.67	18,232,903	233.67	1,670,890	165,126,098	98.83	166,384,177	99.58
2018	6,514	7,900,000	1,212.77	9,158,265	1,405.94	556,739	55,091,746	98.95	56,070,894	100.71
2019	877	71,149	81.13	77,929	88.86	1,285,153	101,109,225	78.67	103,685,479	80.68
2020	4,195	260,818	62.17	267,179	63.69	1,612,398	120,883,734	74.97	128,721,674	79.83
2021	2,056	233,179	113.41	279,925	136.15	303,761	31,603,452	104.04	35,167,706	115.77
2022	59,437	9,498,289	159.80	11,066,836	186.19	930,575	80,224,657	86.21	87,626,123	94.16
2023	33,292	6,385,914	191.82	7,749,177	232.76	114,407	13,338,294	116.59	15,361,069	134.27
Thereafter	70,237	15,431,666	219.71	29,455,181	419.37	2,320,867	188,775,886	81.34	237,654,747	102.40

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.

Boston Properties, Inc.

Second Quarter 2014

IN-SERVICE NEW YORK REGION PROPERTIES

Quarterly Lease Expirations - New York Region (1) (2) (3)(4)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2014	11,093	1,716,573	154.74	1,716,573	154.74	(5)	—	—	—	—	—
Q3 2014	109,936	6,178,019	56.20	6,139,449	55.85		—	—	—	—	—
Q4 2014	71,964	2,479,475	34.45	2,479,475	34.45		—	—	—	—	—

Total 2014	192,993	$10,374,066	$53.75	$10,335,496	$53.55		—	$—	$—	$—	$—

Q1 2015	58,689	$3,073,308	$52.37	$3,115,967	$53.09		—	$—	$—	$—	$—
Q2 2015	180,006	8,295,033	46.08	8,337,563	46.32		—	—	—	—	—
Q3 2015	71,798	6,776,881	94.39	6,776,881	94.39		—	—	—	—	—
Q4 2015	113,045	9,948,136	88.00	9,950,795	88.03		—	—	—	—	—

Total 2015	423,538	$28,093,359	$66.33	$28,181,207	$66.54		—	$—	$—	$—	$—

	RETAIL						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2014	—	—	—	—	—		11,093	1,716,573	154.74	1,716,573	154.74	(5)
Q3 2014	—	—	—	—	—		109,936	6,178,019	56.20	6,139,449	55.85
Q4 2014	6,185	779,803	126.08	779,803	126.08		78,149	3,259,278	41.71	3,259,278	41.71

Total 2014	6,185	$779,803	$126.08	$779,803	$126.08		199,178	$11,153,869	$56.00	$11,115,299	$55.81

Q1 2015	—	$—	$—	$—	$—		58,689	$3,073,308	$52.37	$3,115,967	$53.09
Q2 2015	3,000	2,368,386	789.46	2,368,386	789.46		183,006	10,663,419	58.27	10,705,949	58.50
Q3 2015	—	—	—	—	—		71,798	6,776,881	94.39	6,776,881	94.39
Q4 2015	—	—	—	—	—		113,045	9,948,136	88.00	9,950,795	88.03

Total 2015	3,000	$2,368,386	$789.46	$2,368,386	$789.46		426,538	$30,461,745	$71.42	$30,549,593	$71.62

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.
(5)	Represents leases that were occupied as of and expired on June 30, 2014.

Boston Properties, Inc.

Second Quarter 2014

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	107,606	$4,501,375	$41.83	$4,501,375	$41.83	49,668	$1,616,634	$32.55	$1,616,634	$32.55
2015	319,774	13,667,807	42.74	13,760,941	43.03	73,062	2,454,225	33.59	2,512,264	34.39
2016	1,104,047	46,773,817	42.37	47,284,065	42.83	134,659	4,106,833	30.50	4,494,083	33.37
2017	510,323	21,600,802	42.33	22,998,804	45.07	146,824	5,235,178	35.66	5,512,525	37.55
2018	159,053	9,212,580	57.92	9,779,649	61.49	—	—	—	—	—
2019	388,524	16,563,675	42.63	18,511,841	47.65	308,590	10,267,721	33.27	12,008,068	38.91
2020	500,268	29,289,347	58.55	31,439,225	62.84	—	—	—	—	—
2021	190,102	9,554,102	50.26	10,407,480	54.75	—	—	—	—	—
2022	452,576	18,380,805	40.61	21,394,298	47.27	—	—	—	—	—
2023	111,517	5,319,006	47.70	6,733,431	60.38	—	—	—	—	—
Thereafter	581,463	30,956,676	53.24	36,860,330	63.39	—	—	—	—	—

	RETAIL					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	5,956	$286,050	$48.03	$286,050	$48.03	163,230	$6,404,058	$39.23	$6,404,058	$39.23
2015	9,191	702,303	76.41	706,962	76.92	402,027	16,824,335	41.85	16,980,167	42.24
2016	39,764	2,030,139	51.05	2,051,148	51.58	1,278,470	52,910,788	41.39	53,829,296	42.10
2017	16,079	1,078,545	67.08	1,115,094	69.35	673,226	27,914,524	41.46	29,626,423	44.01
2018	32,264	1,948,297	60.39	1,974,666	61.20	191,317	11,160,877	58.34	11,754,315	61.44
2019	11,730	673,334	57.40	717,559	61.17	708,844	27,504,730	38.80	31,237,468	44.07
2020	28,116	1,556,457	55.36	1,696,490	60.34	528,384	30,845,804	58.38	33,135,716	62.71
2021	15,458	921,937	59.64	1,000,681	64.74	205,560	10,476,039	50.96	11,408,162	55.50
2022	27,445	1,050,440	38.27	1,137,744	41.46	480,021	19,431,244	40.48	22,532,042	46.94
2023	27,788	1,483,522	53.39	1,600,164	57.58	139,305	6,802,528	48.83	8,333,595	59.82
Thereafter	21,356	1,151,509	53.92	1,434,536	67.17	602,819	32,108,185	53.26	38,294,865	63.53

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Second Quarter 2014

IN-SERVICE SAN FRANCISCO REGION PROPERTIES

Quarterly Lease Expirations - San Francisco Region (1) (2) (3)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2014	—	—	—	—	—	—	—	—	—	—
Q3 2014	19,226	1,061,990	55.24	1,061,990	55.24	49,668	1,616,634	32.55	1,616,634	32.55
Q4 2014	88,380	3,439,385	38.92	3,439,385	38.92	—	—	—	—	—

Total 2014	107,606	$4,501,375	$41.83	$4,501,375	$41.83	49,668	$1,616,634	$32.55	$1,616,634	$32.55

Q1 2015	47,733	$1,880,810	$39.40	$1,888,970	$39.57	17,720	$510,567	$28.81	$510,567	$28.81
Q2 2015	63,983	2,729,769	42.66	2,731,559	42.69	8,152	233,817	28.68	238,708	29.28
Q3 2015	111,325	5,897,107	52.97	5,890,381	52.91	26,914	1,031,751	38.34	1,054,132	39.17
Q4 2015	96,733	3,160,120	32.67	3,250,031	33.60	20,276	678,090	33.44	708,857	34.96

Total 2015	319,774	$13,667,807	$42.74	$13,760,941	$43.03	73,062	$2,454,225	$33.59	$2,512,264	$34.39

	RETAIL					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2014	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2014	—	—	—	—	—	—	—	—	—	—
Q3 2014	3,356	161,403	48.09	161,403	48.09	72,250	2,840,027	39.31	2,840,027	39.31
Q4 2014	2,600	124,646	47.94	124,646	47.94	90,980	3,564,031	39.17	3,564,031	39.17

Total 2014	5,956	$286,050	$48.03	$286,050	$48.03	163,230	$6,404,058	$39.23	$6,404,058	$39.23

Q1 2015	2,124	$202,124	$95.16	$202,124	$95.16	67,577	$2,593,501	$38.38	$2,601,661	$38.50
Q2 2015	2,619	176,087	67.23	176,087	67.23	74,754	3,139,674	42.00	3,146,354	42.09
Q3 2015	1,624	108,982	67.11	108,982	67.11	139,863	7,037,840	50.32	7,053,495	50.43
Q4 2015	2,824	215,109	76.17	219,769	77.82	119,833	4,053,320	33.82	4,178,657	34.87

Total 2015	9,191	$702,303	$76.41	$706,962	$76.92	402,027	$16,824,335	$41.85	$16,980,167	$42.24

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.

Boston Properties, Inc.

Second Quarter 2014

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	226,578	$11,832,355	$52.22	$11,978,183	$52.87	(4)	248,070	$4,557,560	$18.37	$4,557,560	$18.37
2015	678,537	43,400,016	63.96	44,041,290	64.91	(4)	166,224	4,120,514	24.79	4,128,034	24.83
2016	334,921	15,191,748	45.36	15,708,948	46.90		33,400	758,886	22.72	796,110	23.84
2017	1,023,535	55,722,261	54.44	57,155,859	55.84		13,408	278,133	20.74	291,776	21.76
2018	716,384	33,611,635	46.92	35,872,621	50.07		—	—	—	—	—
2019	909,032	43,543,653	47.90	47,056,243	51.77		32,000	640,000	20.00	720,320	22.51
2020	1,120,922	52,312,629	46.67	58,005,942	51.75		79,971	1,285,735	16.08	1,285,735	16.08
2021	1,091,889	57,798,181	52.93	67,224,510	61.57		109,860	1,727,118	15.72	1,847,892	16.82
2022	845,608	42,424,013	50.17	50,184,263	59.35		—	—	—	—	—
2023	396,335	16,932,157	42.72	21,344,914	53.86		—	—	—	—	—
Thereafter	1,684,913	85,405,805	50.69	101,444,860	60.21		14,826	329,328	22.21	381,367	25.72

	RETAIL						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	15,061	$850,456	$56.47	$850,456	$56.47		489,709	$17,240,371	$35.21	$17,386,199	$35.50
2015	59,056	3,640,246	61.64	3,668,147	62.11		903,817	51,160,776	56.61	51,837,470	57.35
2016	66,355	3,885,742	58.56	3,943,789	59.43		434,676	19,836,375	45.63	20,448,847	47.04
2017	67,528	3,718,706	55.07	3,828,388	56.69		1,104,471	59,719,100	54.07	61,276,023	55.48
2018	66,023	4,194,224	63.53	4,410,753	66.81		782,407	37,805,859	48.32	40,283,374	51.49
2019	46,199	2,426,702	52.53	2,562,576	55.47		987,231	46,610,355	47.21	50,339,139	50.99
2020	22,565	1,254,714	55.60	1,393,013	61.73		1,223,458	54,853,078	44.83	60,684,690	49.60
2021	66,644	4,251,312	63.79	4,858,533	72.90		1,268,393	63,776,611	50.28	73,930,935	58.29
2022	25,725	1,687,617	65.60	1,934,314	75.19		871,333	44,111,630	50.63	52,118,577	59.81
2023	55,846	2,394,381	42.87	2,756,291	49.36		452,181	19,326,538	42.74	24,101,205	53.30
Thereafter	200,586	6,685,326	33.33	8,467,249	42.21		1,900,325	92,420,459	48.63	110,293,476	58.04

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 90,654 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2014 and 2015, the current and future expiring rental rate would be (i) $45.41 per square foot and $46.10 per square foot, respectively, for 2014 and (ii) $53.92 per square foot and $54.99 per square foot, respectively, for 2015.

Boston Properties, Inc.

Second Quarter 2014

IN-SERVICE WASHINGTON, DC REGION PROPERTIES

Quarterly Lease Expirations - Washington, DC Region (1) (2) (3)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2014	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2014	—	—	—	—	—		—	—	—	—	—
Q3 2014	85,622	5,536,923	64.67	5,536,923	64.67	(4)	155,800	2,510,905	16.12	2,510,905	16.12
Q4 2014	140,956	6,295,431	44.66	6,441,259	45.70		92,270	2,046,655	22.18	2,046,655	22.18

Total 2014	226,578	$11,832,355	$52.22	$11,978,183	$52.87		248,070	$4,557,560	$18.37	$4,557,560	$18.37

Q1 2015	190,563	$9,850,650	$51.69	$9,931,007	$52.11		—	$—	$—	$—	$—
Q2 2015	216,481	18,887,426	87.25	19,087,302	88.17	(5)	23,439	512,511	21.87	512,511	21.87
Q3 2015	43,753	2,444,606	55.87	2,487,755	56.86		14,338	308,532	21.52	316,053	22.04
Q4 2015	227,740	12,217,334	53.65	12,535,225	55.04		128,447	3,299,470	25.69	3,299,470	25.69

Total 2015	678,537	$43,400,016	$63.96	$44,041,290	$64.91		166,224	$4,120,514	$24.79	$4,128,034	$24.83

	RETAIL						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2014	—	$—	$—	$—	$—		—	$—	$—	$—	$—
Q2 2014	—	—	—	—	—		—	—	—	—	—
Q3 2014	—	—	—	—	—		241,422	8,047,828	33.34	8,047,828	33.34
Q4 2014	15,061	850,456	56.47	850,456	56.47		248,287	9,192,542	37.02	9,338,370	37.61

Total 2014	15,061	$850,456	$56.47	$850,456	$56.47		489,709	$17,240,371	$35.21	$17,386,199	$35.50

Q1 2015	14,351	$961,169	$66.98	$961,807	$67.02		204,914	$10,811,819	$52.76	$10,892,814	$53.16
Q2 2015	3,856	300,433	77.91	300,433	77.91		243,776	19,700,370	80.81	19,900,246	81.63
Q3 2015	24,218	1,405,564	58.04	1,414,749	58.42		82,309	4,158,702	50.53	4,218,557	51.25
Q4 2015	16,631	973,080	58.51	991,158	59.60		372,818	16,489,884	44.23	16,825,853	45.13

Total 2015	59,056	$3,640,246	$61.64	$3,668,147	$62.11		903,817	$51,160,776	$56.61	$51,837,470	$57.35

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Includes 15,580 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from Q3 2014, the current and future expiring rental rate would be $46.92 per square foot and $46.92 per square foot, respectively.
(5)	Includes 75,074 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from Q2 2015, the current and future expiring rental rate would be $56.77 per square foot and $58.19 per square foot, respectively.

Boston Properties, Inc.

Second Quarter 2014

CBD PROPERTIES

Lease Expirations (1) (2) (3)

	Boston						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	416,677	$19,707,277	$47.30	$19,726,771	$47.34	(4)	89,172	$4,421,718	$49.59	$4,421,718	$49.59
2015	484,386	28,722,930	59.30	28,721,571	59.29	(4)	222,675	11,155,933	50.10	11,178,396	50.20
2016	397,598	29,880,659	75.15	29,892,190	75.18	(5)	921,103	44,524,297	48.34	44,818,509	48.66
2017	310,506	20,351,686	65.54	20,562,696	66.22		298,860	15,292,546	51.17	16,142,178	54.01
2018	264,749	13,469,519	50.88	13,795,980	52.11		180,705	10,803,502	59.79	11,353,902	62.83
2019	859,035	44,782,103	52.13	46,369,326	53.98		208,632	10,683,222	51.21	11,676,850	55.97
2020	387,344	19,070,357	49.23	22,439,577	57.93		514,224	30,175,937	58.68	32,379,375	62.97
2021	386,106	19,713,405	51.06	20,927,820	54.20		205,560	10,476,039	50.96	11,408,162	55.50
2022	1,237,604	64,813,497	52.37	72,258,623	58.39		189,573	8,624,674	45.50	9,735,288	51.35
2023	334,282	22,314,522	66.75	24,702,769	73.90		98,648	4,786,900	48.53	5,518,204	55.94
Thereafter	3,289,823	173,962,814	52.88	216,362,914	65.77		602,819	32,108,185	53.26	38,294,865	63.53

	New York						Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	59,761	$6,915,715	$115.72	$6,915,715	$115.72		133,500	$6,482,579	$48.56	$6,482,579	$48.56
2015	179,087	22,048,153	123.11	22,144,133	123.65		411,262	24,977,220	60.73	25,360,543	61.67
2016	507,392	47,943,899	94.49	49,215,407	97.00		51,881	2,941,424	56.70	2,998,282	57.79
2017	1,509,816	159,414,937	105.59	160,591,593	106.37		835,220	47,144,528	56.45	47,893,718	57.34
2018	353,522	48,505,848	137.21	49,176,264	139.10		128,948	8,179,812	63.43	8,752,243	67.87
2019	1,022,875	92,472,096	90.40	94,512,640	92.40		424,295	23,950,560	56.45	26,747,235	63.04
2020	1,378,238	113,833,753	82.59	120,290,150	87.28		467,695	24,451,893	52.28	27,478,490	58.75
2021	228,768	29,274,080	127.96	32,660,093	142.77		546,807	33,770,106	61.76	39,167,167	71.63
2022	900,838	79,318,160	88.05	86,660,152	96.20		309,272	20,850,076	67.42	24,071,257	77.83
2023	106,108	13,077,301	123.25	15,083,478	142.15		57,290	3,600,416	62.85	4,462,320	77.89
Thereafter	1,887,508	174,449,639	92.42	221,894,750	117.56		668,184	47,177,291	70.61	59,326,324	88.79

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Excluding retail space, current and future expiring rents would be $40.71 per square foot and $40.77 per square foot, respectively, in 2014 and $49.20 per square foot and $49.38 per square foot, respectively, in 2015.
(5)	Includes 225,532 square feet of research/laboratory space. Excluding the research/laboratory space, current and future expiring rents would be $56.32 per square foot and $56.36 per square foot, respectively, in 2016.

Boston Properties, Inc.

Second Quarter 2014

SUBURBAN PROPERTIES

Lease Expirations (1) (2) (3)

	Boston					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	160,913	$5,355,795	$33.28	$5,496,983	$34.16	74,058	$1,982,340	$26.77	$1,982,340	$26.77
2015	472,346	14,690,538	31.10	15,137,914	32.05	179,352	5,668,402	31.60	5,801,771	32.35
2016	546,361	19,031,679	34.83	19,437,914	35.58	357,367	8,386,491	23.47	9,010,787	25.21
2017	507,773	16,096,344	31.70	16,541,400	32.58	374,366	12,621,978	33.72	13,484,245	36.02
2018	335,260	10,289,075	30.69	10,888,717	32.48	10,612	357,376	33.68	400,413	37.73
2019	497,006	18,506,694	37.24	19,146,023	38.52	500,212	16,821,508	33.63	19,560,618	39.10
2020	120,575	3,483,345	28.89	4,010,591	33.26	14,160	669,867	47.31	756,341	53.41
2021	348,247	7,942,239	22.81	8,299,401	23.83	—	—	—	—	—
2022	539,892	19,823,767	36.72	19,934,588	36.92	290,448	10,806,571	37.21	12,796,754	44.06
2023	23,197	674,024	29.06	771,255	33.25	40,657	2,015,628	49.58	2,815,391	69.25
Thereafter	612,830	25,671,500	41.89	28,857,794	47.09	—	—	—	—	—

	New York(4)					Washington, DC
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2014	139,417	$4,238,154	$30.40	$4,199,583	$30.12	356,209	$10,757,792	$30.20	$10,903,620	$30.61	(5)
2015	247,451	8,413,592	34.00	8,405,460	33.97	492,555	26,183,556	53.16	26,476,928	53.75	(5)
2016	203,127	6,765,702	33.31	6,941,430	34.17	382,795	16,894,951	44.14	17,450,565	45.59
2017	161,074	5,711,161	35.46	5,792,584	35.96	269,251	12,574,572	46.70	13,382,304	49.70
2018	203,217	6,585,898	32.41	6,894,630	33.93	653,459	29,626,046	45.34	31,531,130	48.25
2019	262,278	8,637,129	32.93	9,172,840	34.97	562,936	22,659,795	40.25	23,591,904	41.91
2020	234,160	7,049,980	30.11	8,431,524	36.01	755,763	30,401,184	40.23	33,206,200	43.94
2021	74,993	2,329,372	31.06	2,507,613	33.44	721,586	30,006,506	41.58	34,763,768	48.18
2022	29,737	906,498	30.48	965,971	32.48	562,061	23,261,554	41.39	28,047,320	49.90
2023	8,299	260,993	31.45	277,591	33.45	394,891	15,726,122	39.82	19,638,885	49.73
Thereafter	433,359	14,326,247	33.06	15,759,997	36.37	1,232,141	45,243,167	36.72	50,967,152	41.36

(1)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(2)	Includes 100% of joint venture properties. Does not include residential units and hotel.
(3)	Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement tenants with future commencement dates. In those cases, the data is included in the year in which the future lease expires.
(4)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.
(5)	Includes 90,654 square feet of Sensitive Compartmented Information Facility (SCIF) space. Excluding the SCIF space from 2014 and 2015, the current and future expiring rental rate would be (i) $20.26 per square foot and $20.26 per square foot, respectively, for 2014 and (ii) $35.37 per square foot and $36.40 per square foot, respectively, for 2015.

Boston Properties, Inc.

Second Quarter 2014

RESIDENTIAL and HOTEL PERFORMANCE

Rental Rates and Occupancy	Second Quarter 2014	Second Quarter 2013	Percent Change	YTD 2014	YTD 2013	Percent Change
The Avant at Reston Town Center (359 units) (1) Reston, VA
Average Monthly Rental Rate (2)	$2,203	N/A	N/A	$2,108	N/A	N/A
Average Rental Rate Per Occupied Square Foot (2)	$2.40	N/A	N/A	$2.30	N/A	N/A
Average Physical Occupancy (2) (3)	25.7%	N/A	N/A	18.1%	N/A	N/A
Average Economic Occupancy (3)	21.9%	N/A	N/A	14.6%	N/A	N/A

Residences on The Avenue (335 units) located at 2221 I Street, NW, Washington, DC
Average Monthly Rental Rate (4)	$3,165	$3,304	(4.2%)	$3,173	$3,332	(4.8%)
Average Rental Rate Per Occupied Square Foot (4)	$3.88	$4.05	(4.2%)	$3.89	$4.08	(4.7%)
Average Physical Occupancy (3) (4)	91.3%	93.2%	(2.0%)	91.9%	93.0%	(1.2%)
Average Economic Occupancy (3)	90.5%	92.9%	(2.6%)	91.1%	92.7%	(1.7%)

The Lofts at Atlantic Wharf (86 units)
Boston, MA
Average Monthly Rental Rate (5)	$3,912	$3,651	7.1%	$3,919	$3,714	5.5%
Average Rental Rate Per Occupied Square Foot (5)	$4.39	$4.09	7.3%	$4.38	$4.14	5.8%
Average Physical Occupancy (3) (5)	95.4%	97.7%	(2.4%)	96.1%	98.6%	(2.5%)
Average Economic Occupancy (3)	95.8%	93.5%	2.5%	96.8%	96.7%	0.1%

Cambridge Center Marriott (433 rooms)
Cambridge, MA
Average Occupancy	87.3%	83.1%	5.1%	82.5%	78.2%	5.5%
Average Daily Rate	$273.22	$252.29	8.3%	$239.30	$224.99	6.4%
Revenue per available room	$238.55	$209.62	13.8%	$197.44	$176.03	12.2%

Net Operating Income (in thousands)	Residential					Hotel
	Second Quarter 2014		Second Quarter 2013		Percent Change	Second Quarter 2014	Second Quarter 2013	Percent Change
Rental Revenue	$6,298	(6)	$5,484	(6)	14.8%	$12,367	$11,118	11.2%
Operating expenses and real estate taxes	3,936		2,830		39.1%	7,315	7,335	(0.3%)

Net Operating Income	$2,362	(6)	$2,654	(6)	(11.0%)	$5,052	$3,783	33.5%

Less: Straight line rent and fair value lease revenue	85		107		(20.6%)	1	1	—

Rental Revenue - cash basis	6,213		5,377		15.5%	12,366	11,117	11.2%
Less: Operating expenses and real estate taxes	3,936		2,830		39.1%	7,315	7,335	(0.3%)
Add: Straight line ground rent expense	522		537		(2.8%)	—	—	—

Net Operating Income - cash basis	$2,799		$3,084		(9.2%)	$5,051	$3,782	33.6%

(1)	Not included in Same Property analysis. Property is a new development and lease up commenced December 2013.
(2)	Excludes 26,179 square feet of retail space which is 66.3% occupied but 100% leased.
(3)	For disclosures related to our definition of Average Physical and Average Economic Occupancy, see page 50.
(4)	Excludes 49,528 square feet of retail space which is 100% occupied.
(5)	Excludes 9,617 square feet of retail space which is 100% occupied.
(6)	Includes 85,324 square feet of retail space which had revenue of approximately $1.1 million for the quarter ended June 30, 2014 and 59,145 square feet of retail space which had revenue of approximately $0.9 million for the quarter ended June 30, 2013.

Boston Properties, Inc.

Second Quarter 2014

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location
	CBD		Suburban		Total
Location	30-Jun-14	30-Jun-13	30-Jun-14	30-Jun-13	30-Jun-14	30-Jun-13
Boston	95.4%	97.6%	87.4%	81.0%	92.5%	91.6%
New York (2)	97.5%	95.2%	80.2%	77.8%	92.6%	90.3%
San Francisco	94.6%	94.6%	69.4%	79.1%	86.2%	89.4%
Washington, DC	95.6%	95.3%	96.7%	94.9%	96.3%	95.1%

Total Portfolio	95.9%	96.0%	88.3%	86.2%	92.8%	92.0%

Same Property Occupancy(1) - By Type of Property
	CBD		Suburban		Total
	30-Jun-14	30-Jun-13	30-Jun-14	30-Jun-13	30-Jun-14	30-Jun-13
Total Office Portfolio	95.8%	96.0%	88.4%	86.1%	92.9%	92.0%
Total Office/Technical Portfolio	100.0%	100.0%	86.3%	88.6%	89.9%	91.5%

Total Portfolio	95.9%	96.0%	88.3%	86.2%	92.8%	92.0%

(1)	For disclosures related to our definition of Same Property, see page 49.
(2)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region. Prior period occupancy have been updated to conform to current period presentation.

Boston Properties, Inc.

Second Quarter 2014

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel & Residential Properties

	Office	Office/Technical	Hotel & Residential (1)	Total
Number of Properties	122	16	3	141
Square feet	36,851,509	1,150,701	744,407	38,746,617
Percent of properties in-service	94.8%	60.9%	67.7%	92.6%
Occupancy @ 06/30/2013	92.0%	91.5%	N/A	92.0%
Occupancy @ 06/30/2014	92.9%	89.9%	N/A	92.8%
Percent change from 2nd quarter 2014 over 2nd quarter 2013 (2):
Rental revenue	3.6%	0.2%	7.8%
Operating expenses and real estate taxes	4.0%	7.8%	2.4%
Consolidated Net Operating Income (3) - excluding hotel & residential				3.2	%(2)
Consolidated Net Operating Income (3) - Hotel & residential				16.3	%(2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				3.1	%(2)
Combined Net Operating Income (3)				3.5%

Rental revenue - cash basis	6.7%	(3.8%)	8.0%
Consolidated Net Operating Income (3) - cash basis (5) excluding hotel & residential	8.3%	(8.1%)		7.9	%(2)
Consolidated Net Operating Income (3) - cash basis (5) - Hotel & residential				15.4	%(2)
Net Operating Income - cash basis (5) - BXP’s share of unconsolidated joint ventures				8.2	%(2)
Combined Net Operating Income (3) - cash basis (5)				8.1%

Same Property Lease Analysis - quarter ended June 30, 2014

	Office	Office/Technical	Total
Vacant space available @ 4/01/2014 (sf)	2,895,889	86,467	2,982,356
Square footage of leases expiring or terminated 4/1/2014-6/30/2014	774,333	—	774,333

Total space for lease (sf)	3,670,222	86,467	3,756,689

New tenants (sf)	550,365	—	550,365
Renewals (sf)	458,503	—	458,503

Total space leased (sf)	1,008,868	—	1,008,868

Space available @ 6/30/2014 (sf)	2,661,354	86,467	2,747,821

Net (increase)/decrease in available space (sf)	234,535	—	234,535

Second generation leasing information: (6)
Leases commencing during the period (sf)	959,393	—	959,393
Average lease term (months)	56	—	56
Average free rent period (days)	37	—	37
Total transaction costs per square foot (7)	$21.74	$—	$21.74
Increase (decrease) in gross rents (8)	4.59%	0.00%	4.59%
Increase (decrease) in net rents (9)	6.73%	0.00%	6.73%

(1)	Includes revenue and expenses from retail tenants at the hotel and residential properties.
(2)	See page 42 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to Net income attributable to Boston Properties, Inc., see page 41. For disclosures relating to our use of Combined NOI and Consolidated NOI, see page 49.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 41.
(6)	Second generation leases are defined as leases for space that had previously been under lease by the Company. Of the 959,393 square feet of second generation leases that commenced in Q2 2014, leases for 568,114 square feet were signed in prior periods.
(7)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(8)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 802,009 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(9)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 802,009 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.

Boston Properties, Inc.

Second Quarter 2014

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	June 30, 2014	June 30, 2013
	(in thousands)
Net income attributable to Boston Properties, Inc.	$79,145	$455,035
Net income attributable to noncontrolling interests:
Noncontrolling interest in discontinued operations - common units of the Operating Partnership	—	333
Noncontrolling interest - common units of the Operating Partnership	8,883	50,489
Noncontrolling interest - redeemable preferred units of the Operating Partnership	320	1,123
Noncontrolling interests in property partnerships (1)	7,553	(219)
Discontinued operations:
Income from discontinued operations	—	(3,315)

Income from continuing operations	95,901	503,446

Add:
Interest expense	110,977	103,140
Depreciation and amortization	154,628	133,456
Transaction costs	661	535
General and administrative expense	23,271	24,316
Subtract:
Gains from early extinguishments of debt	—	(152)
Gains from investments in securities	(662)	(181)
Interest and other income	(2,109)	(1,296)
Gains on consolidation of joint ventures	—	(387,801)
Income from unconsolidated joint ventures	(2,834)	(48,783)
Development and management services income	(6,506)	(7,855)

Consolidated Net Operating Income	373,327	318,825
Net Operating Income from unconsolidated joint ventures (BXP’s share) (2)	11,123	37,669

Combined Net Operating Income	$384,450	$356,494

Same Property Net Operating Income	320,141	309,349
Net Operating Income from non Same Properties (3)	63,282	46,857
Termination income	1,027	288

Combined Net Operating Income	$384,450	$356,494

Same Property Net Operating Income	320,141	309,349
Subtract:
Straight-line rent and fair value lease revenue	(3,915)	(18,007)
Add:
Straight-line ground rent expense	1,708	1,785
Lease transaction costs which qualify as Inducements in accordance with GAAP (4)	1,327	2,346

Same Property Net Operating Income - cash basis	$319,261	$295,473

(1)	These partnerships include 505 9th Street in Washington, D.C., Fountain Square in Reston, VA, 767 Fifth Avenue (The General Motors Building) in New York City and Times Square Tower in New York City.
(2)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(3)	Pages 20-22 & 38 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.
(4)	For additional information, refer to page 42.

Boston Properties, Inc.

Second Quarter 2014

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$	%	For the three months ended		$	%
	30-Jun-14	30-Jun-13	Change	Change	30-Jun-14	30-Jun-13	Change	Change
Rental Revenue	$464,065	$447,238			$9,730	$9,713
Less Termination Income	986	287			—	—

Rental revenue - subtotal	463,079	446,951	$16,128	3.6%	9,730	9,713	$17	0.2%
Operating expenses and real estate taxes	168,456	161,927	6,529	4.0%	2,902	2,693	209	7.8%

Net Operating Income (1)	$294,623	$285,024	$9,599	3.4%	$6,828	$7,020	$(192)	(2.7%)

Rental revenue - subtotal	$463,079	$446,951			$9,730	$9,713
Less:
Straight-line rent and fair value lease revenue	3,000	17,368	(14,368)	(82.7%)	699	(88)	787	894.3%
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (2)	903	2,346	(1,443)	(61.5%)	402	—	402	100.0%

Rental revenue - cash basis	460,982	431,929	29,053	6.7%	9,433	9,801	(368)	(3.8%)
Less:
Operating expenses and real estate taxes	168,456	161,927	6,529	4.0%	2,902	2,693	209	7.8%
Add:
Straight-line ground rent expense (3)	1,186	1,248	(62)	(5.0%)	—	—	—	—

Net Operating Income (4) - cash basis	$293,712	$271,250	$22,462	8.3%	$6,531	$7,108	$(577)	(8.1%)

	Sub-Total				Hotel & Residential
	For the three months ended		$	%	For the three months ended		$	%
	30-Jun-14	30-Jun-13	Change	Change	30-Jun-14	30-Jun-13	Change	Change
Rental Revenue	$473,795	$456,951			$17,900	$16,602
Less Termination Income	986	287			—	—

Rental revenue - subtotal	472,809	456,664	$16,145	3.5%	17,900	16,602	$1,298	7.8%
Operating expenses and real estate taxes	171,358	164,620	6,738	4.1%	10,412	10,165	247	2.4%

Net Operating Income (1)	$301,451	$292,044	$9,407	3.2%	$7,488	$6,437	$1,051	16.3%

Rental revenue - subtotal	$472,809	$456,664			$17,900	$16,602
Less:
Straight-line rent and fair value lease revenue	3,699	17,280	(13,581)	(78.6%)	84	108	(24)	(22.2%)
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (2)	1,305	2,346	(1,041)	(44.4%)	—	—	—	—

Rental revenue - cash basis	470,415	441,730	28,685	6.5%	17,816	16,494	1,322	8.0%

Less:
Operating expenses and real estate taxes	171,358	164,620	6,738	4.1%	10,412	10,165	247	2.4%
Add:
Straight-line ground rent expense (3)	1,186	1,248	(62)	(5.0%)	522	537	(15)	(2.8%)

Net Operating Income (4) - cash basis	$300,243	$278,358	$21,885	7.9%	$7,926	$6,866	$1,060	15.4%

	Unconsolidated Joint Ventures				Total
	For the three months ended		$	%	For the three months ended		$	%
	30-Jun-14	30-Jun-13	Change	Change	30-Jun-14	30-Jun-13	Change	Change
Rental Revenue	$18,628	$18,330			$510,323	$491,883
Less Termination Income	41	—			1,027	287

Rental revenue - subtotal	18,587	18,330	$257	1.4%	509,296	491,596	$17,700	3.6%
Operating expenses and real estate taxes	7,385	7,462	(77)	(1.0%)	189,155	182,247	6,908	3.8%

Net Operating Income (1)	$11,202	$10,868	$334	3.1%	$320,141	$309,349	$10,792	3.5%

Rental revenue - subtotal	$18,587	$18,330			$509,296	$491,596
Less:
Straight-line rent and fair value lease revenue	132	619	(487)	(78.7%)	3,915	18,007	(14,092)	(78.3%)
Add:
Lease transaction costs which qualify as inducements in accordance with GAAP (2)	22	—	22	100.0%	1,327	2,346	(1,019)	(43.4%)

Rental revenue - cash basis	18,477	17,711	766	4.3%	506,708	475,935	30,773	6.5%
Less:
Operating expenses and real estate taxes	7,385	7,462	(77)	(1.0%)	189,155	182,247	6,908	3.8%
Add:
Straight-line ground rent expense (3)	—	—	—	—	1,708	1,785	(77)	(4.3%)

Net Operating Income (4) - cash basis	$11,092	$10,249	$843	8.2%	$319,261	$295,473	$23,788	8.1%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 41. For disclosures relating to our use of NOI see page 49.
(2)	Leasing transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on pg 11. For additional information related to second generation transaction costs, see page 43.
(3)	For additional information, see page 6.
(4)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 41. For disclosures relating to our use of NOI see page 49.

Boston Properties, Inc.

Second Quarter 2014

LEASING ACTIVITY

All In-Service Properties - quarter ended June 30, 2014

	Office	Office/Technical	Total
Vacant space available @ 4/1/2014 (sf)	2,918,870	185,808	3,104,678
Property dispositions/ properties taken out of service (sf)	—	—	—
Properties acquired vacant space (sf)	—	—	—
Properties placed in-service (sf)	669,816	—	669,816
Leases expiring or terminated 4/1/2014-6/30/2014 (sf)	816,734	59,251	875,985

Total space available for lease (sf)	4,405,420	245,059	4,650,479

1st generation leases (sf)	701,931	—	701,931
2nd generation leases with new tenants (sf)	501,971	47,081	549,052
2nd generation lease renewals (sf)	496,628	59,251	555,879

Total space leased (sf)	1,700,530	106,332	1,806,862 (1)

Vacant space available for lease @ 6/30/2014 (sf)	2,704,890	138,727	2,843,617

Net (increase)/decrease in available space (sf)	213,980	47,081	261,061

Second generation leasing information: (2)
Leases commencing during the period (sf)	998,599	106,332	1,104,931
Average lease term (months)	55	66	56
Average free rent period (days)	36	48	38
Total transaction costs per square foot (3)	$21.10	$15.23	$20.54
Increase (decrease) in gross rents (4)	4.64%	2.34%	4.53%
Increase (decrease) in net rents (5)	6.59%	2.83%	6.37%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (4)	Incr (decr) in 2nd gen. net cash rents (5)	Total Leased (6)	Total square feet of leases executed in the quarter (7)
Boston	—	244,056	7.69%	12.70%	244,056	534,577
New York (8)	253,290	135,138	4.21%	5.42%	388,428	314,535
San Francisco	421,644	436,429	7.20%	9.87%	858,073	947,676
Washington, DC	26,997	289,308	(0.08%)	0.02%	316,305	271,581

	701,931	1,104,931	4.53%	6.37%	1,806,862	2,068,369

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Second generation leases are defined as leases for space that had previously been leased. Of the 1,104,931 square feet of second generation leases that commenced in Q2 2014, leases for 666,571 square feet were signed in prior periods.
(3)	Total transaction costs include tenant improvements and leasing commissions and exclude free rent concessions.
(4)	Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 900,466 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(5)	Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 900,466 square feet of second generation leases (1) that had been occupied within the prior 12 months and (2) for which the new lease term is greater than six months.
(6)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(7)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 458,248.
(8)	Beginning on January 1, 2014, Princeton is reflected as the suburban component of the New York region.

Boston Properties, Inc.

Second Quarter 2014

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q2 2014	Q1 2014	2013	2012	2011
Recurring capital expenditures	$9,654	$7,694	$51,026	$23,774	$29,334
Planned non-recurring capital expenditures associated with acquisition properties	4,444	3,339	20,506	22,287	4,358
Hotel improvements, equipment upgrades and replacements	495	1,557	2,070	896	4,010	(1)

	$14,593	$12,590	$73,602	$46,957	$37,702

(1)	Includes approximately $1,845 of retail tenant improvements.

2nd Generation Tenant Improvements and Leasing Commissions

	Q2 2014	Q1 2014	2013	2012	2011
Office
Square feet	998,599	870,409	3,554,632	3,572,825	4,116,436

Tenant improvements and lease commissions PSF	$21.10	$27.80	$37.54	$45.31	$30.32

Office/Technical
Square feet	106,332	48,149	55,456	59,788	184,849

Tenant improvements and lease commissions PSF	$15.23	$23.65	$2.02	$3.94	$23.97

Average tenant improvements and lease commissions PSF	$20.54	$27.59	$36.99	$44.63	$30.05

Boston Properties, Inc.

Second Quarter 2014

ACQUISITIONS/DISPOSITIONS

as of June 30, 2014

ACQUISITIONS

For the period from January 1, 2014 through June 30, 2014

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment		Percentage Leased
501 K Street (50% ownership interest)	April 10, 2014	N/A	$39,000,000	$—	$39,000,000	(1)	N/A
Annapolis Junction Building Eight (50% ownership interest)	April 30, 2014	125,000	5,400,000	13,100,000	18,500,000	(2)	0%

Total Acquisitions		125,000	$44,400,000	$13,100,000	$57,500,000		0%

(1)	On April 10, 2014, the Company entered into a joint venture with an unrelated third party to acquire a parcel of land located at 501 K Street in Washington, DC. The Company anticipates the land parcel will accommodate an approximate 520,000 square foot Class A office property to be developed in the future. The joint venture partner contributed the land for a 50% interest in the joint venture and the Company contributed cash of approximately $39.0 million for its 50% interest. The Company is accounting for the joint venture on an unconsolidated basis under the equity method of accounting.
(2)	On April 30, 2014, the Company’s partner in its Annapolis Junction joint venture contributed a parcel of land and improvements and the Company contributed cash of approximately $5.4 million. The Company has a 50% interest in this joint venture. The Company is accounting for the joint venture on an unconsolidated basis under the equity method of accounting. The joint venture has commenced construction of Annapolis Junction Building Eight, which when completed will consist of a Class A office property with approximately 125,000 net rentable square feet located in Annapolis, Maryland.

DISPOSITIONS For the period from January 1, 2014 through June 30, 2014
Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain
Not Applicable

Total Dispositions		—	$—	$—

Boston Properties, Inc.

Second Quarter 2014

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of June 30, 2014

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)	Amount Drawn at 6/30/2014 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)
680 Folsom Street	Q2 2014	Q4 2014	San Francisco, CA	2	524,509	$319,948,011	$340,000,000	$—	$—	$20,051,989	98%	74%
Annapolis Junction Building Seven (50% ownership)	Q1 2015	Q1 2015	Annapolis, MD	1	125,000	12,261,798	17,500,000	11,000,000	6,871,373	1,109,575	100%	—
690 Folsom Street	Q1 2015	Q4 2015	San Francisco, CA	1	25,740	5,149,046	17,900,000	—	—	12,750,954	—	—
250 West 55th Street (5)	Q4 2013	Q4 2015	New York, NY	1	989,000	904,328,663	1,050,000,000	—	—	145,671,337	77%	28%
804 Carnegie Center	Q1 2016	Q1 2016	Princeton, NJ	1	130,000	2,754,635	40,410,000	—	—	37,655,365	100%	—
Annapolis Junction Building Eight (50% ownership)	Q3 2014	Q1 2016	Annapolis, MD	1	125,000	7,338,677	18,500,000	13,000,000	512,276	—	—	—
99 Third Avenue Retail	Q4 2015	Q2 2016	Waltham, MA	1	16,500	6,945,619	16,900,000	—	—	9,954,381	38%	—
535 Mission Street	Q4 2014	Q3 2016	San Francisco, CA	1	307,000	152,046,170	215,000,000	—	—	62,953,830	34%	—
10 CityPoint	Q3 2016	Q2 2017	Waltham, MA	1	245,000	3,345,797	100,400,000	—	—	97,054,203	62%	—
601 Massachusetts Avenue	Q4 2015	Q4 2017	Washington, DC	1	478,000	184,315,230	360,760,000	—	—	176,444,770	83%	—
888 Boylston Street	Q1 2016	Q4 2017	Boston, MA	1	425,000	19,262,606	271,500,000	—	—	252,237,394	30%	—
Salesforce Tower (95% ownership)	Q2 2017	Q1 2019	San Francisco, CA	1	1,400,000	306,654,733	1,073,500,000	—	—	766,845,267	51%	—

Total Properties under Construction				13	4,790,749	$1,924,350,985	$3,522,370,000	$24,000,000	$7,383,649	$1,582,729,065	63%	25%

PROJECTS PLACED IN-SERVICE DURING 2014

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Debt (2)	Amount Drawn at 6/30/2014 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)	Percentage Placed in Service (4)
The Avant at Reston Town Center (359 units)	Q4 2013	Q4 2015	Reston, VA	1	329,168	$112,809,075	$137,250,000	$—	$—	$24,440,925	55%	100%
The Avant at Reston Town Center - Retail				—	26,179	—	—	—	—	—	100%	100%

Total Projects placed in Service				1	355,347	$112,809,075	$137,250,000	$—	$—	$24,440,925	58%	100%

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	# of Buildings	Existing Square Feet	Leased %	Annualized Revenue Per Leased SF (6)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future Square Feet (7)
North First Business Park	San Jose, CA	5	190,636	100.0%	$15.55	N	S	683,000

Total Properties held for Re-Development		5	190,636	100.0%	$15.55			683,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share. Includes net revenue and interest carry during lease up period and acquisition expenses.
(3)	Represents percentage leased as of July 25, 2014, including leases with future commencement dates and including residential space.
(4)	Represents the portion of the project which no longer qualifies for capitalization of interest in accordance with GAAP.
(5)	Investment to Date excludes approximately $24.8 million of cost that were expensed in prior periods in connection with the suspension of development activities. Estimated Total Investment includes approximately $230 million of interest capitalization.
(6)	For disclosures relating to our definition of Annualized Revenue, see page 49.
(7)	The incremental square footage increase in Estimated Future Square Feet is Included in Approximate Developable Square Feet of Value Creation Pipeline - Owned Land Parcels on page 47.

Boston Properties, Inc.

Second Quarter 2014

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of June 30, 2014

Location	Acreage	Approximate Developable Square Feet
San Jose, CA (1) (2)	44.0	2,409,364
Reston, VA	38.3	1,160,000
Waltham, MA	14.9	920,000
Gaithersburg, MD	27.0	850,000
Springfield, VA	17.8	800,000
Dulles, VA	76.6	760,000
Rockville, MD	58.1	759,000
Washington, DC (3)	1.3	520,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Andover, MA	10.0	110,000

	358.0	8,988,364

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of June 30, 2014

Location	Acreage	Approximate Developable Square Feet
Princeton, NJ (4)	134.1	1,650,000
Cambridge, MA (5)	—	207,500

	134.1	1,857,500

(1)	Excludes the existing square footage related to in-service properties being held for future re-development included on page 46.
(2)	Includes an additional 460,000 of developable square footage at our Zanker Road project.
(3)	On April 10, 2014, the Company entered into a joint venture with an unrelated third party to acquire a parcel of land located at 501 K Street in Washington, DC which can accommodate an approximate 520,000 square feet Class A office property.
(4)	Option to purchase at a fixed price of $30.50 per square foot plus annual non-refundable option payments of $125,000. The option expires on January 1, 2018.
(5)	Includes 7,500 square feet of development rights for office / lab space and the option to purchase 200,000 square feet of residential rights.

Boston Properties, Inc.

Second Quarter 2014

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to Boston Properties, Inc. (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, impairment losses on depreciable real estate of consolidated entities, impairment losses on investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to asset sales (land and property), impairment losses and real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income attributable to Boston Properties, Inc. (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income attributable to Boston Properties, Inc. and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, fair value interest adjustment, losses from early extinguishments of debt, ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment, non-cash stock-based compensation expense, and partners’ share of joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), (2) eliminating the effects of straight-line rent and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences); and (4) subtracting from FFO non-cash termination adjustment. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership (all of which have been converted as of May 12, 2014) and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total consolidated market capitalization does not include LTIP Units issued in the form of performance-based awards (OPP Awards and MYLTIP Awards) because, unlike other LTIP Units, they are not earned until certain performance thresholds are achieved. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Adjusted Debt to Total Adjusted Market Capitalization Ratio

Total adjusted debt to total adjusted market capitalization ratio, defined as total adjusted debt (which equals our total consolidated debt, plus our share of unconsolidated joint venture debt, minus our joint venture partners’ share of consolidated debt) as a percentage of the market value of our outstanding equity securities plus our total adjusted debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total adjusted market capitalization is the sum of (A) our total adjusted debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership (all of which have been converted as of May 12, 2014) and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units plus (C) outstanding Series Four Preferred Units of partnership interest in Boston Properties Limited Partnership multiplied by the fixed liquidation preference of $50 per unit plus (D) outstanding shares of 5.25% Series B Cumulative Redeemable Preferred Stock multiplied by the fixed liquidation preference of $2,500 per share. The calculation of total adjusted market capitalization does not include performance-based awards because, unlike other LTIP Units, they are not earned until certain performance thresholds are achieved.

We present this ratio because, following the consolidation of 767 Venture, LLC (the entity that owns 767 Fifth Avenue (The GM Building)) effective June 1, 2013, our consolidated debt increased significantly compared to prior periods even though our economic interest in 767 Venture, LLC remained substantially unchanged. We believe the presentation of total adjusted debt may provide investors with a more complete picture of our share of consolidated and unconsolidated debt. In addition, in light of the difference between our total consolidated debt and our total adjusted debt, we believe that also presenting our total adjusted debt to total adjusted market capitalization may provide investors with a more complete picture of our leverage in relation to the overall size of our company. Investors should understand that our total adjusted debt to total adjusted market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total adjusted debt to total adjusted market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

Second Quarter 2014

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus net income attributable to noncontrolling interests, less discontinued operations, plus corporate general and administrative expense, transaction costs, depreciation and amortization and interest expense, less development and management services income, income from unconsolidated joint ventures, gains on consolidation of joint ventures, interest and other income, gains from investments in securities and gains from early extinguishments of debt. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue and lease transaction costs which qualify as inducements according with GAAP. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of net operating income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue and lease transaction costs which qualify as inducements according with GAAP. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is partially placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures. In-service Office and Office/Technical properties exclude hotel and residential properties.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned, or in development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 & 38 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures.

Annualized Revenue

Rental obligations at the end of the reporting period, including contractual base rents, percentage rent and reimbursements from tenants under existing leases, multiplied by twelve. These annualized amounts exclude rent abatements and non-recurring items.

Future Annualized Revenue

Rental obligations including the sum of (i) contractual base rents at lease expiration and (ii) percentage rent and reimbursements from tenants at the end of the current reporting period, multiplied by twelve. These annualized amounts exclude rent abatements and non-recurring items.

Boston Properties, Inc.

Second Quarter 2014

Definitions

Average Monthly Rental Rates

Average Rental Rates are calculated by the Company as rental revenue in accordance with GAAP, divided by the weighted monthly average number of occupied units.

Average Economic Occupancy

Average Economic Occupancy is defined as total possible revenue less vacancy loss as a percentage of total possible revenue. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.

Market Rents

Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could vary. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.

Average Physical Occupancy

Average Physical Occupancy is defined as the number of average occupied units divided by the total number of units, expressed as a percentage.